                                                                    EXHIBIT 28.1

 Form 2
     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES



               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              Notes to Schedule P

(1) The Parts of Schedule P:
   Part 1 - detailed information on losses and loss expenses.
   Part 2 - history of incurred losses and allocated expenses.
   Part 3 - history of loss and allocated expense payments.
   Part 4 - history of bulk and incurred-but-not reported reserves.
   Part 5 - history of claims.
   Part 6 - history of premiums earned.
   Part 7 - history of loss sensitive contracts.
   Schedule P Interrogatories

(2) Lines of business A through M, R, and S are groupings of the lines of business used on the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
 Reinsurance A = nonproportional property (1988 and subsequent)
 Reinsurance B = nonproportional liability (1988 and subsequent)
 Reinsurance C = financial lines (1988 and subsequent)
 Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) Parts 2 and 4 are gross of all discounting, including tabular discounting. Part 1 is gross of only non-tabular discounting, which is reported in Columns 31 and 32 of Part 1. The tabular discount, if any, is reported in the Notes to Financial Statements which will reconcile Part 1 with Parts 2 and 4.

                         SCHEDULE P - PART 1 - SUMMARY
                                ($000 omitted)

------------------------------------------------------------------------------------------------------------------------------------
                           Premiums Earned                                             Loss and Loss Expense Payments
       1      ----------------------------------------------------------------------------------------------------------------------
     Years          2            3            4               Loss Payments                Allocated Loss          9
    in Which                                                                              Expense Payments
 Premiums Were                                       ---------------------------------------------------------  Salvage
   Earned and    Direct                      Net           5             6             7             8            and
  Losses Were      and         Ceded       (2 - 3)       Direct                      Direct                   Subrogation
    Incurred     Assumed                              and Assumed      Ceded      and Assumed      Ceded       Received
 -----------------------------------------------------------------------------------------------------------------------------------
 1. Prior        X X X        X X X        X X X            3,183           370           340            65          0
 2. 1987           18,436        2,748       15,688         2,932           125         1,365            13          0
 3. 1988           26,628            0       26,628         6,522             0         2,107             0          0
 4. 1989           29,776            0       29,776        12,567             0         3,056             0          0
 5. 1990           25,212            0       25,212        11,847             0         3,464             0          0
 6. 1991           18,957            0       18,957        10,502             0         3,787             0          0
 7. 1992           14,663            0       14,663         7,848             0         2,969             0          0
 8. 1993           15,654            0       15,654         5,918             0         2,564             0          0
 9. 1994           13,063            0       13,063         5,435             0         1,661             0          0
10. 1995           14,780            0       14,780         4,168             0         1,316             0          0
11. 1996           12,814            0       12,814             0             0           214             0          0
------------------------------------------------------------------------------------------------------------------------------------
12. Totals       X X X        X X X        X X X           70,922           495        22,843            78          0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------

       1      -------------------------------   12
     Years           10            11
    in Which                                 Number of
 Premiums Were  Unallocated      Total         Claims
   Earned and       Loss        Net Paid     Reported -
  Losses Were     Expense      (5 - 6 + 7    Direct and
    Incurred      Payments     - 8 + 10)      Assumed
 ------------------------------------------------------------
 1. Prior                  0         3,088     X X X
 2. 1987                 390         4,549     X X X
 3. 1988                 632         9,261     X X X
 4. 1989                 886        16,509     X X X
 5. 1990               1,039        16,350     X X X
 6. 1991               1,068        15,357     X X X
 7. 1992                 959        11,776     X X X
 8. 1993                 881         9,363     X X X
 9. 1994                 867         7,963     X X X
10. 1995                 809         6,293     X X X
11. 1996                 566           780     X X X
-------------------------------------------------------------
12. Totals             8,097       101,289     X X X
-------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                Losses Unpaid                                    Allocated Loss Expenses Unpaid
             ------------------------------------------------------------------------------------------------------------
                     Case Basis               Bulk + IBNR                Case Basis                Bulk + IBNR
             ------------------------------------------------------------------------------------------------------------
                  13           14           15            16            17            18            19            20
                Direct                    Direct                      Direct                      Direct
              and Assumed     Ceded     and Assumed     Ceded      and Assumed      Ceded      and Assumed      Ceded
------------------------------------------------------------------------------------------------------------------------------------
 1. Prior           4,039        1,319           57            21         1,283           440            18             7
 2. 1987              853          120           18             3           285            40             6             1
 3. 1988              768            0            8             0           256             0             3             0
 4. 1989              596            0           33             0           199             0            11             0
 5. 1990              755            0            3             0           251             0             1             0
 6. 1991            2,023            0           31             0           674             0            10             0
 7. 1992            2,542            0           14             0           847             0             5             0
 8. 1993            5,439            0           83             0         1,813             0            28             0
 9. 1994            7,166            0           67             0         2,389             0            22             0
10. 1995            9,358            0          254             0         3,119             0            85             0
11. 1996           10,123            0          270             0         3,375             0            90             0
------------------------------------------------------------------------------------------------------------------------------------
12. Totals         43,662        1,439          838            24        14,491           480           279             8
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                    21              22               23                 24
                                                                    Number of
                  Salvage      Unallocated          Total            Claims
                    and           Loss            Net Losses       Outstanding--
                Subrogation     Expenses         and Expenses         Direct
                Anticipated      Unpaid             Unpaid         and Assumed
 ----------------------------------------------------------------------------------
 1. Prior                  0           240         3,850              X X X
 2. 1987                   0            67         1,065              X X X
 3. 1988                   0            76         1,111              X X X
 4. 1989                   0            61           900              X X X
 5. 1990                   0            72         1,082              X X X
 6. 1991                   0           191         2,929              X X X
 7. 1992                   0           222         3,630              X X X
 8. 1993                   0           476         7,839              X X X
 9. 1994                   0           561        10,205              X X X
10. 1995                   0           756        13,572              X X X
11. 1996                   0           978        14,836              X X X
-----------------------------------------------------------------------------------
12. Totals                 0         3,700        61,019              X X X
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                         Total Losses and                Loss and Loss Expense Percentage
                      Loss Expenses Incurred                (Incurred/Premiums Earned)             Nontabular Discount
             ---------------------------------------------------------------------------------------------------------------
                  25           26           27            28            29            30            31            32
                Direct                                  Direct                                                   Loss
              and Assumed     Ceded         Net      and Assumed      Ceded          Net           Loss        Expense
----------------------------------------------------------------------------------------------------------------------------
 1. Prior        X X X        X X X        X X X        X X X         X X X         X X X               123            50
 2. 1987            5,916          302        5,614          32.1          11.0          35.8            26            11
 3. 1988           10,372            0       10,372          39.0           0.0          39.0            32            13
 4. 1989           17,409            0       17,409          58.5           0.0          58.5            31            13
 5. 1990           17,432            0       17,432          69.1           0.0          69.1            55            22
 6. 1991           18,286            0       18,286          96.5           0.0          96.5           157            63
 7. 1992           15,406            0       15,406         105.1           0.0         105.1           217            88
 8. 1993           17,202            0       17,202         109.9           0.0         109.9           379           155
 9. 1994           18,168            0       18,168         139.1           0.0         139.1           466           189
10. 1995           19,865            0       19,865         134.4           0.0         134.4             0             0
11. 1996           15,616            0       15,616         121.9           0.0         121.9             0             0
----------------------------------------------------------------------------------------------------------------------------
12. Totals       X X X        X X X        X X X        X X X         X X X         X X X             1,486           604
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------
                               Net Balance Sheet Reserves
                     33              After Discount
               Inter-Company -----------------------------
                  Pooling          34            35
               Participation     Losses    Loss Expenses
                 Percentage      Unpaid        Unpaid
----------------------------------------------------------
 1. Prior          X X X             2,633         1,044
 2. 1987                 0.0           722           306
 3. 1988                 0.0           744           322
 4. 1989                 0.0           598           258
 5. 1990                 0.0           703           302
 6. 1991                 0.0         1,897           812
 7. 1992                 0.0         2,339           986
 8. 1993                 0.0         5,143         2,162
 9. 1994                 0.0         6,767         2,783
10. 1995                 0.0         9,612         3,960
11. 1996                 0.0        10,393         4,443
---------------------------------------------------------
12. Totals         X X X            41,551        17,378
---------------------------------------------------------




Form 2
              ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES



                        SCHEDULE P - PART 2 - SUMMARY


 -----------------------------------------------------------------------------------------------------------------------
 |         1         |                   Incurred Losses and Allocated Expenses Reported At Year End ($000 omitted)
 |   Years in Which  |--------------------------------------------------------------------------------------------------
 |    Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
 |     Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
 |-------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
 |                   |             |             |             |             |             |             |             |
 |  1.   Prior       |      35,196 |      45,854 |      45,094 |      45,602 |      43,669 |      42,415 |      39,884 |
 |  2.   1987        |       4,904 |       3,682 |       5,633 |       5,579 |       5,259 |       5,655 |       5,305 |
 |  3.   1988        |    X X X    |      10,402 |      11,127 |      11,534 |       9,933 |      10,203 |       9,646 |
 |  4.   1989        |    X X X    |    X X X    |      18,590 |      17,082 |      15,566 |      15,572 |      16,729 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |      18,498 |      18,521 |      16,803 |      16,960 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |      19,819 |      18,359 |      17,799 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |      17,483 |      16,863 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |      15,076 |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 |-----------------------------------------------------------------------------------------------------------------------
 | 12.    Totals
 ------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|         1         |                                         |        Development          |
|   Years in Which  |-----------------------------------------|-----------------------------|
|    Losses Were    |      9      |     10      |     11      |      12      |      13      |
|     Incurred      |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
|-------------------|-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |              |              |
|  1.   Prior       |      40,379 |      40,793 |      41,862 |        1,069 |        1,483 |
|  2.   1987        |       5,374 |       5,234 |       5,157 |          (77)|         (217)|
|  3.   1988        |       9,459 |       9,665 |       9,664 |           (1)|          205 |
|  4.   1989        |      16,546 |      16,618 |      16,462 |         (156)|          (84)|
|  5.   1990        |      16,567 |      16,188 |      16,321 |          133 |         (246)|
|  6.   1991        |      16,970 |      16,511 |      17,027 |          516 |           57 |
|  7.   1992        |      15,970 |      15,039 |      14,225 |         (814)|       (1,745)|
|  8.   1993        |      15,657 |      14,710 |      15,845 |        1,135 |          188 |
|  9.   1994        |      15,142 |      15,545 |      16,740 |        1,195 |        1,598 |
| 10.   1995        |    X X X    |      16,461 |      18,300 |        1,839 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |      14,072 |    X X X     |    X X X     |
|-------------------|-----------------------------------------|--------------|--------------|
| 12.    Totals     |                                         |        4,839 |        1,239 |
--------------------------------------------------------------------------------------------


                        SCHEDULE P - PART 3 - SUMMARY

-----------------------------------------------------------------------------------------------------------------------
|                   |
|                   |                    Cumulative Paid Losses and Allocated Expenses At Year End ($000 omitted)
|         1         |--------------------------------------------------------------------------------------------------
|   Years in Which  |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|     Incurred      |             |             |             |             |             |             |             |
|------------------ |-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |     000     |      10,299 |      15,115 |      23,024 |      27,187 |      30,103 |      31,103 |
|  2.   1987        |          94 |         336 |       1,080 |       1,781 |       2,515 |       3,603 |       3,691 |
|  3.   1988        |    X X X    |         110 |         711 |       1,740 |       4,904 |       6,524 |       7,360 |
|  4.   1989        |    X X X    |    X X X    |         294 |       2,355 |       7,341 |      13,055 |      13,752 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |         356 |       3,586 |       7,570 |      10,261 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |         262 |       4,076 |       7,256 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |         357 |       2,866 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |         282 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|                   |                                               12             13       |
|                   |                                         |  Number of   |  Number of   |
|         1         |-----------------------------------------|    Claims    |    Claims    |
|   Years in Which  |      9      |     10      |     11      | Closed With  |    Closed    |
|    Losses Were    |    1994     |    1995     |    1996     |     Loss     | Without Loss |
|     Incurred      |             |             |             |   Payment    |   Payment    |
|------------------ |-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |              |              |
|  1.   Prior       |      32,769 |      35,164 |      38,252 |    X X X     |    X X X     |
|  2.   1987        |       4,029 |       4,137 |       4,159 |    X X X     |    X X X     |
|  3.   1988        |       7,750 |       8,580 |       8,629 |    X X X     |    X X X     |
|  4.   1989        |      15,073 |      15,295 |      15,623 |    X X X     |    X X X     |
|  5.   1990        |      13,837 |      14,340 |      15,311 |    X X X     |    X X X     |
|  6.   1991        |      10,266 |      13,726 |      14,289 |    X X X     |    X X X     |
|  7.   1992        |       7,038 |       8,890 |      10,817 |    X X X     |    X X X     |
|  8.   1993        |       1,388 |       3,775 |       8,482 |    X X X     |    X X X     |
|  9.   1994        |         408 |       2,466 |       7,096 |    X X X     |    X X X     |
| 10.   1995        |    X X X    |         786 |       5,484 |    X X X     |    X X X     |
| 11.   1996        |    X X X    |    X X X    |         214 |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------

                        SCHEDULE P - PART 4 - SUMMARY

-----------------------------------------------------------------------------------------------------------------------
|         1         |                  Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at
|   Years in Which  |--------------------------------------------------------------------------------------------------
|    Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |      14,944 |      14,484 |       3,527 |       1,830 |         877 |         523 |         343 |
|  2.   1987        |       2,685 |         646 |         505 |         655 |         388 |         296 |         166 |
|  3.   1988        |    X X X    |         400 |         330 |         499 |         240 |         263 |          43 |
|  4.   1989        |    X X X    |    X X X    |         145 |         482 |         304 |         261 |         151 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |          75 |         284 |         268 |          65 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |          56 |         256 |         127 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |          37 |         207 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |         699 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|         1         |Year End ($000 omitted)                   |
|   Years in Which  |------------------------------------------|
|    Losses Were    |      9      |     10      |      11      |
|     Incurred      |    1994     |    1995     |    1996      |
|-------------------|-------------|-------------|--------------|
|                   |             |             |              |
|  1.   Prior       |         318 |         106 |           47 |
|  2.   1987        |         127 |          75 |           20 |
|  3.   1988        |          36 |          19 |           11 |
|  4.   1989        |         147 |          67 |           44 |
|  5.   1990        |          45 |          12 |            4 |
|  6.   1991        |         140 |          50 |           41 |
|  7.   1992        |          99 |          28 |           19 |
|  8.   1993        |         513 |         209 |          111 |
|  9.   1994        |         292 |         196 |           89 |
| 10.   1995        |    X X X    |         588 |          339 |
| 11.   1996        |    X X X    |    X X X    |          360 |
----------------------------------------------------------------


 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

        SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

        SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |        3,183 |          370 |          340 |           65 |
| 2. 1987     |       5,325 |         794 |       4,531 |          911 |            0 |          609 |            0 |
| 3. 1988     |         623 |           0 |         623 |          230 |            0 |          186 |            0 |
| 4. 1989     |       1,025 |           0 |       1,025 |          225 |            0 |          169 |            0 |
| 5. 1990     |         440 |           0 |         440 |        1,067 |            0 |          176 |            0 |
| 6. 1991     |         243 |           0 |         243 |           94 |            0 |          119 |            0 |
| 7. 1992     |         272 |           0 |         272 |          868 |            0 |           74 |            0 |
| 8. 1993     |         711 |           0 |         711 |        1,094 |            0 |          306 |            0 |
| 9. 1994     |          96 |           0 |          96 |          400 |            0 |           26 |            0 |
|10. 1995     |         402 |           0 |         402 |            0 |            0 |           42 |            0 |
|11. 1996     |         681 |           0 |         681 |            0 |            0 |            7 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |        8,072 |          370 |        2,054 |           65 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |        3,088 |    X X X     |
| 2. 1987     |            0 |          113 |        1,633 |           49 |
| 3. 1988     |            0 |           15 |          431 |            6 |
| 4. 1989     |            0 |           30 |          424 |            9 |
| 5. 1990     |            0 |           18 |        1,261 |           16 |
| 6. 1991     |            0 |           14 |          227 |            8 |
| 7. 1992     |            0 |           18 |          960 |            8 |
| 8. 1993     |            0 |           40 |        1,440 |           19 |
| 9. 1994     |            0 |            6 |          432 |            5 |
|10. 1995     |            0 |           22 |           64 |           20 |
|11. 1996     |            0 |           30 |           37 |            8 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |          306 |        9,997 |    X X X     |
---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |       4,023 |       1,317 |          57 |           21 |        1,277 |          439 |           18 |           7 |
| 2. 1987     |         392 |          73 |          18 |            3 |          131 |           24 |            6 |           1 |
| 3. 1988     |         190 |           0 |           8 |            0 |           63 |            0 |            3 |           0 |
| 4. 1989     |         220 |           0 |          33 |            0 |           73 |            0 |           11 |           0 |
| 5. 1990     |          41 |           0 |           3 |            0 |           14 |            0 |            1 |           0 |
| 6. 1991     |         170 |           0 |          31 |            0 |           57 |            0 |           10 |           0 |
| 7. 1992     |         151 |           0 |          14 |            0 |           50 |            0 |            5 |           0 |
| 8. 1993     |         950 |           0 |          83 |            0 |          317 |            0 |           28 |           0 |
| 9. 1994     |         334 |           0 |          67 |            0 |          111 |            0 |           22 |           0 |
|10. 1995     |         516 |           0 |         254 |            0 |          172 |            0 |           85 |           0 |
|11. 1996     |         222 |           0 |         270 |            0 |           74 |            0 |           90 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |       7,209 |       1,390 |         838 |           24 |        2,339 |          463 |          279 |           8 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |          239 |        3,830 |           8 |
| 2. 1987     |            0 |           34 |          480 |           0 |
| 3. 1988     |            0 |           20 |          284 |           0 |
| 4. 1989     |            0 |           26 |          363 |           0 |
| 5. 1990     |            0 |            4 |           63 |           0 |
| 6. 1991     |            0 |           20 |          288 |           0 |
| 7. 1992     |            0 |           17 |          237 |           0 |
| 8. 1993     |            0 |           84 |        1,462 |           5 |
| 9. 1994     |            0 |           37 |          571 |           1 |
|10. 1995     |            0 |           72 |        1,099 |          13 |
|11. 1996     |            0 |           49 |          705 |           7 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |          602 |        9,382 |          34 |
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |       2,214 |         101 |       2,113 |         41.6 |         12.7 |         46.6 |
| 3. 1988     |         715 |           0 |         715 |        114.8 |          0.0 |        114.8 |
| 4. 1989     |         787 |           0 |         787 |         76.8 |          0.0 |         76.8 |
| 5. 1990     |       1,324 |           0 |       1,324 |        300.9 |          0.0 |        300.9 |
| 6. 1991     |         515 |           0 |         515 |        211.9 |          0.0 |        211.9 |
| 7. 1992     |       1,197 |           0 |       1,197 |        440.1 |          0.0 |        440.1 |
| 8. 1993     |       2,902 |           0 |       2,902 |        408.2 |          0.0 |        408.2 |
| 9. 1994     |       1,003 |           0 |       1,003 |      1,044.8 |          0.0 |      1,044.8 |
|10. 1995     |       1,163 |           0 |       1,163 |        289.3 |          0.0 |        289.3 |
|11. 1996     |         742 |           0 |         742 |        109.0 |          0.0 |        109.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |          123 |           50 |    X X X     |        2,619 |        1,038 |
| 2. 1987     |           20 |            8 |          0.0 |          314 |          138 |
| 3. 1988     |            7 |            3 |          0.0 |          191 |           83 |
| 4. 1989     |           14 |            6 |          0.0 |          239 |          104 |
| 5. 1990     |           10 |            4 |          0.0 |           34 |           15 |
| 6. 1991     |           19 |            8 |          0.0 |          182 |           79 |
| 7. 1992     |           14 |            6 |          0.0 |          151 |           66 |
| 8. 1993     |           38 |           16 |          0.0 |          995 |          413 |
| 9. 1994     |           10 |            4 |          0.0 |          391 |          166 |
|10. 1995     |            0 |            0 |          0.0 |          770 |          329 |
|11. 1996     |            0 |            0 |          0.0 |          492 |          213 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |          255 |          105 |    X X X     |        6,378 |        2,644 |
------------------------------------------------------------------------------------------

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

     SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |      13,111 |       1,954 |      11,157 |        2,021 |          125 |          756 |           13 |
| 3. 1988     |      26,005 |           0 |      26,005 |        6,292 |            0 |        1,921 |            0 |
| 4. 1989     |      28,751 |           0 |      28,751 |       12,342 |            0 |        2,887 |            0 |
| 5. 1990     |      24,772 |           0 |      24,772 |       10,780 |            0 |        3,288 |            0 |
| 6. 1991     |      18,714 |           0 |      18,714 |       10,408 |            0 |        3,668 |            0 |
| 7. 1992     |      14,391 |           0 |      14,391 |        6,980 |            0 |        2,895 |            0 |
| 8. 1993     |      14,943 |           0 |      14,943 |        4,824 |            0 |        2,258 |            0 |
| 9. 1994     |      12,967 |           0 |      12,967 |        5,035 |            0 |        1,635 |            0 |
|10. 1995     |      14,378 |           0 |      14,378 |        4,168 |            0 |        1,274 |            0 |
|11. 1996     |      12,133 |           0 |      12,133 |            0 |            0 |          207 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |       62,850 |          125 |       20,789 |           13 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |          277 |        2,916 |           81 |
| 3. 1988     |            0 |          617 |        8,830 |          154 |
| 4. 1989     |            0 |          856 |       16,085 |          269 |
| 5. 1990     |            0 |        1,021 |       15,089 |          245 |
| 6. 1991     |            0 |        1,054 |       15,130 |          239 |
| 7. 1992     |            0 |          941 |       10,816 |          244 |
| 8. 1993     |            0 |          841 |        7,923 |          207 |
| 9. 1994     |            0 |          861 |        7,531 |          229 |
|10. 1995     |            0 |          787 |        6,229 |          207 |
|11. 1996     |            0 |          536 |          743 |          168 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |        7,791 |       91,292 |    X X X     |
---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |          16 |           2 |           0 |            0 |            6 |            1 |            0 |           0 |
| 2. 1987     |         461 |          47 |           0 |            0 |          154 |           16 |            0 |           0 |
| 3. 1988     |         578 |           0 |           0 |            0 |          193 |            0 |            0 |           0 |
| 4. 1989     |         376 |           0 |           0 |            0 |          126 |            0 |            0 |           0 |
| 5. 1990     |         714 |           0 |           0 |            0 |          237 |            0 |            0 |           0 |
| 6. 1991     |       1,853 |           0 |           0 |            0 |          617 |            0 |            0 |           0 |
| 7. 1992     |       2,391 |           0 |           0 |            0 |          797 |            0 |            0 |           0 |
| 8. 1993     |       4,489 |           0 |           0 |            0 |        1,496 |            0 |            0 |           0 |
| 9. 1994     |       6,832 |           0 |           0 |            0 |        2,278 |            0 |            0 |           0 |
|10. 1995     |       8,842 |           0 |           0 |            0 |        2,947 |            0 |            0 |           0 |
|11. 1996     |       9,901 |           0 |           0 |            0 |        3,301 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |      36,453 |          49 |           0 |            0 |       12,152 |           17 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            1 |           20 |           0 |
| 2. 1987     |            0 |           33 |          585 |           2 |
| 3. 1988     |            0 |           56 |          827 |           2 |
| 4. 1989     |            0 |           35 |          537 |           1 |
| 5. 1990     |            0 |           68 |        1,019 |           6 |
| 6. 1991     |            0 |          171 |        2,641 |          16 |
| 7. 1992     |            0 |          205 |        3,393 |          22 |
| 8. 1993     |            0 |          392 |        6,377 |          39 |
| 9. 1994     |            0 |          524 |        9,634 |          74 |
|10. 1995     |            0 |          684 |       12,473 |         124 |
|11. 1996     |            0 |          929 |       14,131 |         142 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |        3,098 |       51,637 |         428 |
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |       3,702 |         201 |       3,501 |         28.2 |         10.3 |         31.4 |
| 3. 1988     |       9,657 |           0 |       9,657 |         37.1 |          0.0 |         37.1 |
| 4. 1989     |      16,622 |           0 |      16,622 |         57.8 |          0.0 |         57.8 |
| 5. 1990     |      16,108 |           0 |      16,108 |         65.0 |          0.0 |         65.0 |
| 6. 1991     |      17,771 |           0 |      17,771 |         95.0 |          0.0 |         95.0 |
| 7. 1992     |      14,209 |           0 |      14,209 |         98.7 |          0.0 |         98.7 |
| 8. 1993     |      14,300 |           0 |      14,300 |         95.7 |          0.0 |         95.7 |
| 9. 1994     |      17,165 |           0 |      17,165 |        132.4 |          0.0 |        132.4 |
|10. 1995     |      18,702 |           0 |      18,702 |        130.1 |          0.0 |        130.1 |
|11. 1996     |      14,874 |           0 |      14,874 |        122.6 |          0.0 |        122.6 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |           14 |            6 |
| 2. 1987     |            6 |            3 |          0.0 |          408 |          168 |
| 3. 1988     |           25 |           10 |          0.0 |          553 |          239 |
| 4. 1989     |           17 |            7 |          0.0 |          359 |          154 |
| 5. 1990     |           45 |           18 |          0.0 |          669 |          287 |
| 6. 1991     |          138 |           55 |          0.0 |        1,715 |          733 |
| 7. 1992     |          203 |           82 |          0.0 |        2,188 |          920 |
| 8. 1993     |          341 |          139 |          0.0 |        4,148 |        1,749 |
| 9. 1994     |          456 |          185 |          0.0 |        6,376 |        2,617 |
|10. 1995     |            0 |            0 |          0.0 |        8,842 |        3,631 |
|11. 1996     |            0 |            0 |          0.0 |        9,901 |        4,230 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |        1,231 |          499 |    X X X     |       35,173 |       14,734 |
------------------------------------------------------------------------------------------

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE,
                 AIRCRAFT (ALL PERILS), BOILER AND MACHINERY)

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |    X X X     |
| 3. 1988     |            0 |            0 |            0 |    X X X     |
| 4. 1989     |            0 |            0 |            0 |    X X X     |
| 5. 1990     |            0 |            0 |            0 |    X X X     |
| 6. 1991     |            0 |            0 |            0 |    X X X     |
| 7. 1992     |            0 |            0 |            0 |    X X X     |
| 8. 1993     |            0 |            0 |            0 |    X X X     |
| 9. 1994     |            0 |            0 |            0 |    X X X     |
|10. 1995     |            0 |            0 |            0 |    X X X     |
|11. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

        SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

       SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

  SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1995     |            0 |            0 |            0 |            0 |
| 3. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1995     |            0 |            0 |            0 |           0 |
| 3. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1995     |            0 |            0 |            0 |            0 |
| 3. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1995     |            0 |            0 |            0 |           0 |
| 3. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                    SCHEDULE P - PART 1K - FIDELITY/SURETY

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1995     |            0 |            0 |            0 |    X X X     |
| 3. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1995     |            0 |            0 |            0 |           0 |
| 3. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

     SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1995     |            0 |            0 |            0 |    X X X     |
| 3. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1995     |            0 |            0 |            0 |           0 |
| 3. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 1M - INTERNATIONAL

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |    X X X     |
| 3. 1988     |            0 |            0 |            0 |    X X X     |
| 4. 1989     |            0 |            0 |            0 |    X X X     |
| 5. 1990     |            0 |            0 |            0 |    X X X     |
| 6. 1991     |            0 |            0 |            0 |    X X X     |
| 7. 1992     |            0 |            0 |            0 |    X X X     |
| 8. 1993     |            0 |            0 |            0 |    X X X     |
| 9. 1994     |            0 |            0 |            0 |    X X X     |
|10. 1995     |            0 |            0 |            0 |    X X X     |
|11. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 1N - REINSURANCE A

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|10. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988     |            0 |            0 |            0 |    X X X     |
| 2. 1989     |            0 |            0 |            0 |    X X X     |
| 3. 1990     |            0 |            0 |            0 |    X X X     |
| 4. 1991     |            0 |            0 |            0 |    X X X     |
| 5. 1992     |            0 |            0 |            0 |    X X X     |
| 6. 1993     |            0 |            0 |            0 |    X X X     |
| 7. 1994     |            0 |            0 |            0 |    X X X     |
| 8. 1995     |            0 |            0 |            0 |    X X X     |
| 9. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
|10. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|10. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988     |            0 |            0 |            0 |    X X X    |
| 2. 1989     |            0 |            0 |            0 |    X X X    |
| 3. 1990     |            0 |            0 |            0 |    X X X    |
| 4. 1991     |            0 |            0 |            0 |    X X X    |
| 5. 1992     |            0 |            0 |            0 |    X X X    |
| 6. 1993     |            0 |            0 |            0 |    X X X    |
| 7. 1994     |            0 |            0 |            0 |    X X X    |
| 8. 1995     |            0 |            0 |            0 |    X X X    |
| 9. 1996     |            0 |            0 |            0 |    X X X    |
|-------------|--------------|--------------|--------------|-------------|
|10. Totals   |            0 |            0 |            0 |    X X X    |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 2. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|10. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 2. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1994     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|10. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 1O - REINSURANCE B

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|10. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988     |            0 |            0 |            0 |    X X X     |
| 2. 1989     |            0 |            0 |            0 |    X X X     |
| 3. 1990     |            0 |            0 |            0 |    X X X     |
| 4. 1991     |            0 |            0 |            0 |    X X X     |
| 5. 1992     |            0 |            0 |            0 |    X X X     |
| 6. 1993     |            0 |            0 |            0 |    X X X     |
| 7. 1994     |            0 |            0 |            0 |    X X X     |
| 8. 1995     |            0 |            0 |            0 |    X X X     |
| 9. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
|10. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|10. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988     |            0 |            0 |            0 |    X X X    |
| 2. 1989     |            0 |            0 |            0 |    X X X    |
| 3. 1990     |            0 |            0 |            0 |    X X X    |
| 4. 1991     |            0 |            0 |            0 |    X X X    |
| 5. 1992     |            0 |            0 |            0 |    X X X    |
| 6. 1993     |            0 |            0 |            0 |    X X X    |
| 7. 1994     |            0 |            0 |            0 |    X X X    |
| 8. 1995     |            0 |            0 |            0 |    X X X    |
| 9. 1996     |            0 |            0 |            0 |    X X X    |
|-------------|--------------|--------------|--------------|-------------|
|10. Totals   |            0 |            0 |            0 |    X X X    |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 2. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|10. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 2. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1994     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|10. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 1P - REINSURANCE C

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 2. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|10. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. 1988     |            0 |            0 |            0 |    X X X     |
| 2. 1989     |            0 |            0 |            0 |    X X X     |
| 3. 1990     |            0 |            0 |            0 |    X X X     |
| 4. 1991     |            0 |            0 |            0 |    X X X     |
| 5. 1992     |            0 |            0 |            0 |    X X X     |
| 6. 1993     |            0 |            0 |            0 |    X X X     |
| 7. 1994     |            0 |            0 |            0 |    X X X     |
| 8. 1995     |            0 |            0 |            0 |    X X X     |
| 9. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
|10. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|10. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988     |            0 |            0 |            0 |    X X X    |
| 2. 1989     |            0 |            0 |            0 |    X X X    |
| 3. 1990     |            0 |            0 |            0 |    X X X    |
| 4. 1991     |            0 |            0 |            0 |    X X X    |
| 5. 1992     |            0 |            0 |            0 |    X X X    |
| 6. 1993     |            0 |            0 |            0 |    X X X    |
| 7. 1994     |            0 |            0 |            0 |    X X X    |
| 8. 1995     |            0 |            0 |            0 |    X X X    |
| 9. 1996     |            0 |            0 |            0 |    X X X    |
|-------------|--------------|--------------|--------------|-------------|
|10. Totals   |            0 |            0 |            0 |    X X X    |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 2. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|10. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 2. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1994     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|10. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 1Q - REINSURANCE D

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 3. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
| 3. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
| 3. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |    X X X    |
| 2. 1987     |            0 |            0 |            0 |    X X X    |
|-------------|--------------|--------------|--------------|-------------|
| 3. Totals   |            0 |            0 |            0 |    X X X    |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
| 3. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
| 3. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |
| 3. 1988     |            0 |            0 |            0 |            0 |
| 4. 1989     |            0 |            0 |            0 |            0 |
| 5. 1990     |            0 |            0 |            0 |            0 |
| 6. 1991     |            0 |            0 |            0 |            0 |
| 7. 1992     |            0 |            0 |            0 |            0 |
| 8. 1993     |            0 |            0 |            0 |            0 |
| 9. 1994     |            0 |            0 |            0 |            0 |
|10. 1995     |            0 |            0 |            0 |            0 |
|11. 1996     |            0 |            0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 5. 1990     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 6. 1991     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 7. 1992     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 8. 1993     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 9. 1994     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|10. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|11. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1987     |            0 |            0 |            0 |           0 |
| 3. 1988     |            0 |            0 |            0 |           0 |
| 4. 1989     |            0 |            0 |            0 |           0 |
| 5. 1990     |            0 |            0 |            0 |           0 |
| 6. 1991     |            0 |            0 |            0 |           0 |
| 7. 1992     |            0 |            0 |            0 |           0 |
| 8. 1993     |            0 |            0 |            0 |           0 |
| 9. 1994     |            0 |            0 |            0 |           0 |
|10. 1995     |            0 |            0 |            0 |           0 |
|11. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 6. 1991     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 7. 1992     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 8. 1993     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 9. 1994     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|10. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|11. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |            0 |            0 |
| 6. 1991     |            0 |            0 |          0.0 |            0 |            0 |
| 7. 1992     |            0 |            0 |          0.0 |            0 |            0 |
| 8. 1993     |            0 |            0 |          0.0 |            0 |            0 |
| 9. 1994     |            0 |            0 |          0.0 |            0 |            0 |
|10. 1995     |            0 |            0 |          0.0 |            0 |            0 |
|11. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

          SCHEDULE P - PART 1S - FINANCIAL GUARANTY/MORTGAGE GUARANTY

                                                          ($000 omitted)
---------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |               Loss and Loss Expense Payments              |
|             |-----------------------------------------|-----------------------------------------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |
|   in Which  |             |             |             |                             |        Expense Payments     |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
---------------------------------------------------------------------------------------------------------------------

                             ($000 omitted)
---------------------------------------------------------------------------
|      1      |       Loss and Loss Expense Payments       |              |
|             |--------------------------------------------|              |
|    Years    |      9       |     10       |     11       |      12      |
|   in Which  |              |              |              |  Number of   |
|Premiums Were|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |    X X X     |
| 2. 1995     |            0 |            0 |            0 |    X X X     |
| 3. 1996     |            0 |            0 |            0 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |            0 |    X X X     |
---------------------------------------------------------------------------
                                 [NONE]

-----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid             |
|             |--------------------------------------------------------|----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR       |
|             |---------------------------|----------------------------|-----------------------------|----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20     |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |             |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
|             |             |             |             |              |              |              |              |             |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 2. 1995     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
| 3. 1996     |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|-------------|
| 4. Totals   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |           0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
|             |              |              |              |             |
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior    |            0 |            0 |            0 |           0 |
| 2. 1995     |            0 |            0 |            0 |           0 |
| 3. 1996     |            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals   |            0 |            0 |            0 |           0 |
--------------------------------------------------------------------------
                                 [NONE]

------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |       Loss and Loss Expense Percentage     |
|             |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |
|             |-----------------------------------------|--------------------------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |             |             |             |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1995     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1996     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
| 4. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |-----------------------------|              |-----------------------------|
|             |      31      |      32      |Inter-Company |      34      |      35      |
|             |              |              |   Pooling    |              |     Loss     |
|             |              |     Loss     |Participation |    Losses    |   Expenses   |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1995     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1996     |            0 |            0 |          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals   |            0 |            0 |    X X X     |            0 |            0 |
------------------------------------------------------------------------------------------
                                         [NONE]

Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                                           SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS
-----------------------------------------------------------------------------------------------------------------------
|         1         |                        INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)
|                   |--------------------------------------------------------------------------------------------------
|   Years in Which  |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|     Incurred      |             |             |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|                   | INCURRED LOSSES AND ALLOCATED EXPENSES  |                             |
|         1         | REPORTED AT YEAR END ($000 OMITTED)     |                             |
|                   |---------------------------------------------------------------------- |
|   Years in Which  |      9      |     10      |     11      |      12      |      13      |
|    Losses Were    |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
|     Incurred      |             |             |             |              |              |
| ----------------- |-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |           0 |           0 |           0 |            0 |            0 |
|  6.   1991        |           0 |           0 |           0 |            0 |            0 |
|  7.   1992        |           0 |           0 |           0 |            0 |            0 |
|  8.   1993        |           0 |           0 |           0 |            0 |            0 |
|  9.   1994        |           0 |           0 |           0 |            0 |            0 |
| 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
| ------------------------------------------------------------------------------------------
                                                  12. Totals  |            0 |            0 |
                                                              ------------------------------

                                     NONE

                                  SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |           0 |           0 |           0 |            0 |            0 |
|  6.   1991        |           0 |           0 |           0 |            0 |            0 |
|  7.   1992        |           0 |           0 |           0 |            0 |            0 |
|  8.   1993        |           0 |           0 |           0 |            0 |            0 |
|  9.   1994        |           0 |           0 |           0 |            0 |            0 |
| 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                  12. Totals  |            0 |            0 |
                                                              ------------------------------

                                     NONE







                                  SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
------------------------------------------------------------------------------------------------------------------------
|                   |              |             |             |             |             |             |             |
|  1.   Prior       |            0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |            0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |     X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |     X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5.   1990        |     X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6.   1991        |     X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7.   1992        |     X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8.   1993        |     X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9.   1994        |     X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |     X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |     X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |           0 |           0 |           0 |            0 |            0 |
|  6.   1991        |           0 |           0 |           0 |            0 |            0 |
|  7.   1992        |           0 |           0 |           0 |            0 |            0 |
|  8.   1993        |           0 |           0 |           0 |            0 |            0 |
|  9.   1994        |           0 |           0 |           0 |            0 |            0 |
| 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------
                                                  12. Totals  |            0 |            0 |
                                                              ------------------------------

                                     NONE


                                           SCHEDULE P - PART 2D - WORKERS' COMPENSATION
-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |           0 |           0 |           0 |            0 |            0 |
|  6.   1991        |           0 |           0 |           0 |            0 |            0 |
|  7.   1992        |           0 |           0 |           0 |            0 |            0 |
|  8.   1993        |           0 |           0 |           0 |            0 |            0 |
|  9.   1994        |           0 |           0 |           0 |            0 |            0 |
| 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                   12. Totals |            0 |            0 |
                                                              ------------------------------

                                     NONE


                                         SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |           0 |           0 |           0 |            0 |            0 |
|  6.   1991        |           0 |           0 |           0 |            0 |            0 |
|  7.   1992        |           0 |           0 |           0 |            0 |            0 |
|  8.   1993        |           0 |           0 |           0 |            0 |            0 |
|  9.   1994        |           0 |           0 |           0 |            0 |            0 |
| 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                   12. Totals |            0 |            0 |
                                                              ------------------------------

                                     NONE

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES




     SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 |-------------------|-------------------------------------------------------------------------------------------------|
 |         1         |               INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)        |
 |                   |-------------------------------------------------------------------------------------------------|
 |   Years in Which  |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
 |    Losses Were    |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
 |     Incurred      |             |             |             |             |             |             |             |
 |-------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
 |  1.   Prior       |      33,811 |      44,294 |      44,298 |      44,718 |      42,861 |      41,298 |      38,824 |
 |  2.   1987        |       2,993 |         799 |       1,493 |       2,440 |       2,542 |       2,378 |       2,265 |
 |  3.   1988        |    X X X    |         400 |         335 |         525 |         305 |         422 |         750 |
 |  4.   1989        |    X X X    |    X X X    |         145 |         663 |         513 |         507 |         962 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |          75 |         294 |         430 |       1,931 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |          56 |         261 |       1,148 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |          40 |         659 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |         798 |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 -----------------------------------------------------------------------------------------------------------------------

 |-------------------------------------------------------------------------------------------|
 |         1         |                                         |        Development          |
 |                   |-----------------------------------------|-----------------------------|
 |   Years in Which  |      9      |     10      |     11      |      12      |      13      |
 |    Losses Were    |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
 |     Incurred      |             |             |             |              |              |
 |-------------------| ------------|-------------|-------------|--------------|--------------|
 |  1.   Prior       |      39,316 |      39,730 |      40,801 |        1,071 |        1,485 |
 |  2.   1987        |       2,326 |       2,171 |       1,966 |         (205)|         (360)|
 |  3.   1988        |         731 |         722 |         680 |          (42)|          (51)|
 |  4.   1989        |         962 |         834 |         731 |         (103)|         (231)|
 |  5.   1990        |       1,748 |       1,468 |       1,302 |         (166)|         (446)|
 |  6.   1991        |         924 |         632 |         481 |         (151)|         (443)|
 |  7.   1992        |       1,178 |       1,106 |       1,162 |           56 |          (16)|
 |  8.   1993        |       1,480 |       1,703 |       2,778 |        1,075 |        1,298 |
 |  9.   1994        |         330 |         729 |         960 |          231 |          630 |
 | 10.   1995        |    X X X    |         863 |       1,069 |          206 |    X X X     |
 | 11.   1996        |    X X X    |    X X X    |         663 |    X X X     |    X   X     |
 ----------------------------------------------------------------------------------------------
                                                   12. Totals  |        1,972 |        1,866 |
                                                               -------------------------------

    SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

 -----------------------------------------------------------------------------------------------------------------------
 |  1.   Prior       |       1,385 |       1,560 |         796 |         884 |         808 |       1,117 |       1,060 |
 |  2.   1987        |       1,911 |       2,883 |       4,140 |       3,139 |       2,717 |       3,277 |       3,040 |
 |  3.   1988        |    X X X    |      10,002 |      10,792 |      11,009 |       9,628 |       9,781 |       8,896 |
 |  4.   1989        |    X X X    |    X X X    |      18,445 |      16,419 |      15,053 |      15,065 |      15,767 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |      18,423 |      18,227 |      16,373 |      15,029 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |      19,763 |      18,098 |      16,651 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |      17,443 |      16,204 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |      14,278 |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 -----------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
 |  1.   Prior       |       1,063 |       1,063 |       1,061 |           (2)|           (2)|
 |  2.   1987        |       3,048 |       3,063 |       3,191 |          128 |          143 |
 |  3.   1988        |       8,728 |       8,943 |       8,984 |           41 |          256 |
 |  4.   1989        |      15,584 |      15,784 |      15,731 |          (53)|          147 |
 |  5.   1990        |      14,819 |      14,720 |      15,019 |          299 |          200 |
 |  6.   1991        |      16,046 |      15,879 |      16,546 |          667 |          500 |
 |  7.   1992        |      14,792 |      13,933 |      13,063 |         (870)|       (1,729)|
 |  8.   1993        |      14,177 |      13,007 |      13,067 |           60 |       (1,110)|
 |  9.   1994        |      14,812 |      14,816 |      15,780 |          964 |          968 |
 | 10.   1995        |    X X X    |      15,598 |      17,231 |        1,633 |    X X X     |
 | 11.   1996        |    X X X    |    X X X    |      13,409 |    X X X     |    X X X     |
 --------------------------------------------------------------|--------------|--------------|
                                                   12. Totals  |        2,867 |         (627)|
                                                               -------------------------------

       SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                      (ALL PERILS), BOILER AND MACHINERY)

 -----------------------------------------------------------------------------------------------------------------------
 |  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 -----------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
 |  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
 |  2.   1987        |           0 |           0 |           0 |            0 |            0 |
 |  3.   1988        |           0 |           0 |           0 |            0 |            0 |
 |  4.   1989        |           0 |           0 |           0 |            0 |            0 |
 |  5.   1990        |           0 |           0 |           0 |            0 |            0 |
 |  6.   1991        |           0 |           0 |           0 |            0 |            0 |
 |  7.   1992        |           0 |           0 |           0 |            0 |            0 |
 |  8.   1993        |           0 |           0 |           0 |            0 |            0 |
 |  9.   1994        |           0 |           0 |           0 |            0 |            0 |
 | 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
 | 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
 --------------------------------------------------------------|--------------|--------------|
                                                   12. Totals  |            0 |            0 |
                                                               -------------------------------

                                     NONE

        SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

 -----------------------------------------------------------------------------------------------------------------------
 |  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 -----------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
 |  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
 |  2.   1987        |           0 |           0 |           0 |            0 |            0 |
 |  3.   1988        |           0 |           0 |           0 |            0 |            0 |
 |  4.   1989        |           0 |           0 |           0 |            0 |            0 |
 |  5.   1990        |           0 |           0 |           0 |            0 |            0 |
 |  6.   1991        |           0 |           0 |           0 |            0 |            0 |
 |  7.   1992        |           0 |           0 |           0 |            0 |            0 |
 |  8.   1993        |           0 |           0 |           0 |            0 |            0 |
 |  9.   1994        |           0 |           0 |           0 |            0 |            0 |
 | 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
 | 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
 --------------------------------------------------------------|--------------|--------------|
                                                   12. Totals  |            0 |            0 |
                                                               -------------------------------

                                     NONE

       SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

 -----------------------------------------------------------------------------------------------------------------------
 |  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 -----------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------
 |  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
 |  2.   1987        |           0 |           0 |           0 |            0 |            0 |
 |  3.   1988        |           0 |           0 |           0 |            0 |            0 |
 |  4.   1989        |           0 |           0 |           0 |            0 |            0 |
 |  5.   1990        |           0 |           0 |           0 |            0 |            0 |
 |  6.   1991        |           0 |           0 |           0 |            0 |            0 |
 |  7.   1992        |           0 |           0 |           0 |            0 |            0 |
 |  8.   1993        |           0 |           0 |           0 |            0 |            0 |
 |  9.   1994        |           0 |           0 |           0 |            0 |            0 |
 | 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
 | 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
 --------------------------------------------------------------|--------------|--------------|
                                                   12. Totals  |            0 |            0 |
                                                               -------------------------------

                                     NONE

Form 2
     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES



  SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)
-----------------------------------------------------------------------------------------------------------------------
|         1         |            INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)           |
|                   |--------------------------------------------------------------------------------------------------
|   Years in Which  |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|     Incurred      |             |             |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
|         1         |                                         |        Development          |
|                   |-----------------------------------------|-----------------------------|
|   Years in Which  |      9      |     10      |     11      |      12      |      13      |
|    Losses Were    |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
|     Incurred      |             |             |             |              |              |
|-------------------|-------------|-------------|-------------|--------------|--------------|
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  3.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                  4.  Totals  |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

                 SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE
-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
|                   |             |             |             |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  3.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                  4.  Totals  |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

                    SCHEDULE P - PART 2K - FIDELITY/SURETY

-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  3.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                  4.  Totals  |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

     SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  3.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                  4.  Totals  |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

                     SCHEDULE P - PART 2M - INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------------
|                   |             |             |             |             |             |             |             |
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|                   |             |             |             |              |              |
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |           0 |           0 |           0 |            0 |            0 |
|  6.   1991        |           0 |           0 |           0 |            0 |            0 |
|  7.   1992        |           0 |           0 |           0 |            0 |            0 |
|  8.   1993        |           0 |           0 |           0 |            0 |            0 |
|  9.   1994        |           0 |           0 |           0 |            0 |            0 |
| 10.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
--------------------------------------------------------------|--------------|--------------|
                                                  12. Totals  |            0 |            0 |
                                                              ------------------------------
                                          [NONE]

Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 2N - REINSURANCE A

-----------------------------------------------------------------------------------------------------------------------
|         1         |            INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)           |
|                   |-------------------------------------------------------------------------------------------------|
|  Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|   Losses Were     |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|     Incurred      |             |             |             |             |             |             |             |
|---------------------------------------------------------------------------------------------------------------------|
|  1.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|         1         |                                         |        Development          |
|                   |-----------------------------------------------------------------------|
|  Years in Which   |      9      |     10      |     11      |      12      |      13      |
|   Losses Were     |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
|     Incurred      |             |             |             |              |              |
|-------------------|-------------|-------------|-------------|--------------|--------------|
|  1.   1988        |           0 |           0 |           0 |            0 |            0 |
|  2.   1989        |           0 |           0 |           0 |            0 |            0 |
|  3.   1990        |           0 |           0 |           0 |            0 |            0 |
|  4.   1991        |           0 |           0 |           0 |            0 |            0 |
|  5.   1992        |           0 |           0 |           0 |            0 |            0 |
|  6.   1993        |           0 |           0 |           0 |            0 |            0 |
|  7.   1994        |           0 |           0 |           0 |            0 |            0 |
|  8.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  9.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------
                                                   10. Totals |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

                     SCHEDULE P - PART 2O - REINSURANCE B

-----------------------------------------------------------------------------------------------------------------------
|  1.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|  1.   1988        |           0 |           0 |           0 |            0 |            0 |
|  2.   1989        |           0 |           0 |           0 |            0 |            0 |
|  3.   1990        |           0 |           0 |           0 |            0 |            0 |
|  4.   1991        |           0 |           0 |           0 |            0 |            0 |
|  5.   1992        |           0 |           0 |           0 |            0 |            0 |
|  6.   1993        |           0 |           0 |           0 |            0 |            0 |
|  7.   1994        |           0 |           0 |           0 |            0 |            0 |
|  8.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  9.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------
                                                   10. Totals |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

                     SCHEDULE P - PART 2P - REINSURANCE C

-----------------------------------------------------------------------------------------------------------------------
|  1.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|  1.   1988        |           0 |           0 |           0 |            0 |            0 |
|  2.   1989        |           0 |           0 |           0 |            0 |            0 |
|  3.   1990        |           0 |           0 |           0 |            0 |            0 |
|  4.   1991        |           0 |           0 |           0 |            0 |            0 |
|  5.   1992        |           0 |           0 |           0 |            0 |            0 |
|  6.   1993        |           0 |           0 |           0 |            0 |            0 |
|  7.   1994        |           0 |           0 |           0 |            0 |            0 |
|  8.   1995        |    X X X    |           0 |           0 |            0 |    X X X     |
|  9.   1996        |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------
                                                   10. Totals |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

                     SCHEDULE P - PART 2Q - REINSURANCE D

-----------------------------------------------------------------------------------------------------------------------
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|  1.   Prior       |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |            0 |            0 |
---------------------------------------------------------------------------------------------
                                                    3. Totals |            0 |            0 |
                                                              -------------------------------
                                          [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES


      SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

 |--------------------------------------------------------------------------------------------------------
 |         1         |    INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)     |
 |                   |                                                                                   |
 |--------------------------------------------------------------------------------------------------------
 |  Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |
 |   Losses Were     |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |
 |     Incurred      |             |             |             |             |             |             |
 |-------------------|-------------|-------------|-------------|-------------|-------------|-------------|
 |  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ---------------------------------------------------------------------------------------------------------

 |-----------------------------------------------------------------------------------------------------------
 |         1         |                                                        |         Development         |
 |                   |                                                        |                             |
 |----------------------------------------------------------------------------------------------------------|
 |  Years in Which   |       8      |      9      |     10      |     11      |      12      |      13      |
 |   Losses Were     |     1993     |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
 |     Incurred      |              |             |             |             |              |              |
 |-------------------| -------------|-------------|-------------|-------------|--------------|--------------|
 |  1.   Prior       |            0 |           0 |           0 |           0 |            0 |            0 |
 |  2.   1987        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  3.   1988        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  4.   1989        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  5.   1990        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  6.   1991        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  7.   1992        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  8.   1993        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  9.   1994        |     X X X    |           0 |           0 |           0 |            0 |            0 |
 | 10.   1995        |     X X X    |    X X X    |           0 |           0 |            0 |    X X X     |
 | 11.   1996        |     X X X    |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------------|
                                                                   12. Totals  |            0 |           0 |
                                                                                -----------------------------

      SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

 |-------------------|-------------|-------------|-------------|-------------|-------------|-------------|
 |  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  5.   1990        |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 |  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
----------------------------------------------------------------------------------------------------------

 |-------------------|--------------|-------------|-------------|-------------|--------------|--------------|
 |  1.   Prior       |            0 |           0 |           0 |           0 |            0 |            0 |
 |  2.   1987        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  3.   1988        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  4.   1989        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  5.   1990        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  6.   1991        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  7.   1992        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  8.   1993        |            0 |           0 |           0 |           0 |            0 |            0 |
 |  9.   1994        |     X X X    |           0 |           0 |           0 |            0 |            0 |
 | 10.   1995        |     X X X    |    X X X    |           0 |           0 |            0 |    X X X     |
 | 11.   1996        |     X X X    |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
------------------------------------------------------------------------------------------------------------|
                                                                   12. Totals  |           0 |            0 |
                                                                                -----------------------------

          SCHEDULE P - PART 2S - FINANCIAL GUARANTY/MORTGAGE GUARANTY

 |--------------------------------------------------------------------------------------------------------
 |  1.   Prior       |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 |  2.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 |  3    1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ---------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------|
 |  1.   Prior       |    X X X    |           0 |           0 |           0 |            0 |            0 |
 |  2.   1995        |    X X X    |    X X X    |           0 |           0 |            0 |    X X X     |
 |  3    1996        |    X X X    |    X X X    |    X X X    |           0 |    X X X     |    X X X     |
 ----------------------------------------------------------------------------|--------------|--------------|
                                                                  4. Totals  |            0 |            0 |
                                                                             -------------------------------

                                      102

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

------------------------------------------------------------------------------------------------------------------------
|          1         |             CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)            |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1994     |    1995     |    1996     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

        SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

        SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

                 SCHEDULE P - PART 3D - WORKERS' COMPENSATION

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

               SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

 ------------------------------------------------------------------------------------------------------------------------
 |          1         |                  CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)
 |                    |--------------------------------------------------------------------------------------------------
 |    Years in Which  |             |             |             |             |             |             |             |
 |     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
 |      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
 |                    |             |             |             |             |             |             |             |
 |--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
 |  1.   Prior        |     000     |       9,895 |      14,654 |      22,438 |      26,595 |      29,060 |      30,059 |
 |  2.   1987         |          10 |          17 |         130 |         426 |         892 |       1,023 |       1,089 |
 |  3.   1988         |    X X X    |           0 |           5 |          26 |          65 |         159 |         372 |
 |  4.   1989         |    X X X    |    X X X    |           0 |         181 |         209 |         246 |         283 |
 |  5.   1990         |    X X X    |    X X X    |    X X X    |           0 |          10 |         162 |       1,050 |
 |  6.   1991         |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           5 |          44 |
 |  7.   1992         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           3 |          19 |
 |  8.   1993         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           2 |
 |  9.   1994         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
|          1         |                                          |     12      |     13      |
|                    | -----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |              |             |             |   Claims    |   Claims    |
|     Losses Were    |       9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |     1994     |    1995     |    1996     |  With Loss  |Without Loss |
|                    |              |             |             |   Payment   |   Payment   |
|--------------------| -------------|-------------|-------------|-------------|-------------|
|  1.   Prior        |       31,727 |      34,122 |      37,210 |         738 |       1,724 |
|  2.   1987         |        1,418 |       1,518 |       1,520 |          13 |          36 |
|  3.   1988         |          379 |         415 |         416 |           4 |           2 |
|  4.   1989         |          298 |         389 |         394 |           2 |           7 |
|  5.   1990         |        1,224 |       1,232 |       1,243 |           6 |          10 |
|  6.   1991         |          120 |         209 |         213 |           2 |           6 |
|  7.   1992         |          608 |         793 |         942 |           4 |           4 |
|  8.   1993         |           46 |         302 |       1,400 |           4 |          10 |
|  9.   1994         |            0 |          14 |         426 |           1 |           3 |
| 10.   1995         |     X X X    |           8 |          42 |           0 |           7 |
| 11.   1996         |     X X X    |    X X X    |           7 |           0 |           1 |
---------------------------------------------------------------------------------------------

     SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

 |---------------------------------------------------------------------------------------------------------
 |  1.   Prior        |     000     |         404 |         461 |         586 |         592 |       1,043 |
 |  2.   1987         |          84 |         319 |         950 |       1,355 |       1,623 |       2,580 |
 |  3.   1988         |    X X X    |         110 |         706 |       1,714 |       4,839 |       6,365 |
 |  4.   1989         |    X X X    |    X X X    |         294 |       2,174 |       7,132 |      12,809 |
 |  5.   1990         |    X X X    |    X X X    |    X X X    |         356 |       3,576 |       7,408 |
 |  6.   1991         |    X X X    |    X X X    |    X X X    |    X X X    |         262 |       4,071 |
 |  7.   1992         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |         354 |
 |  8.   1993         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 |  9.   1994         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ----------------------------------------------------------------------------------------------------------

 |---------------------------------------------------------------------------------------------------------
 |  1.   Prior        |       1,044 |       1,042 |       1,042 |       1,042 |          71 |          88 |
 |  2.   1987         |       2,602 |       2,611 |       2,619 |       2,639 |          29 |          50 |
 |  3.   1988         |       6,988 |       7,371 |       8,165 |       8,213 |          54 |          98 |
 |  4.   1989         |      13,469 |      14,775 |      14,906 |      15,229 |          85 |         183 |
 |  5.   1990         |       9,211 |      12,613 |      13,108 |      14,068 |          65 |         174 |
 |  6.   1991         |       7,212 |      10,146 |      13,517 |      14,076 |          63 |         160 |
 |  7.   1992         |       2,847 |       6,430 |       8,097 |       9,875 |          44 |         178 |
 |  8.   1993         |         280 |       1,342 |       3,473 |       7,082 |          36 |         132 |
 |  9.   1994         |    X X X    |         408 |       2,452 |       6,670 |          29 |         126 |
 | 10.   1995         |    X X X    |    X X X    |         778 |       5,442 |          13 |          70 |
 | 11.   1996         |    X X X    |    X X X    |    X X X    |         207 |           1 |          25 |
 ----------------------------------------------------------------------------------------------------------

      SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                     (ALL PERILS), BOILER AND MACHINERY)

 ------------------------------------------------------------------------------------------------------------------------
 |  1.   Prior        |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987         |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988         |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989         |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  5.   1990         |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  6.   1991         |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  7.   1992         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  8.   1993         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  9.   1994         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------
 |  1.   Prior        |           0 |           0 |           0 |    X X X    |    X X X    |
 |  2.   1987         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  3.   1988         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  4.   1989         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  5.   1990         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  6.   1991         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  7.   1992         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  8.   1993         |           0 |           0 |           0 |    X X X    |    X X X    |
 |  9.   1994         |           0 |           0 |           0 |    X X X    |    X X X    |
 | 10.   1995         |    X X X    |           0 |           0 |    X X X    |    X X X    |
 | 11.   1996         |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
 --------------------------------------------------------------------------------------------

                                     NONE

        SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

 ------------------------------------------------------------------------------------------------------------------------
 |  1.   Prior        |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987         |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988         |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989         |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  5.   1990         |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  6.   1991         |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  7.   1992         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  8.   1993         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  9.   1994         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------
 |  1.   Prior        |           0 |           0 |           0 |             |             |
 |  2.   1987         |           0 |           0 |           0 |             |             |
 |  3.   1988         |           0 |           0 |           0 |             |             |
 |  4.   1989         |           0 |           0 |           0 |             |             |
 |  5.   1990         |           0 |           0 |           0 |             |             |
 |  6.   1991         |           0 |           0 |           0 |             |             |
 |  7.   1992         |           0 |           0 |           0 |             |             |
 |  8.   1993         |           0 |           0 |           0 |             |             |
 |  9.   1994         |           0 |           0 |           0 |             |             |
 | 10.   1995         |    X X X    |           0 |           0 |             |             |
 | 11.   1996         |    X X X    |    X X X    |           0 |             |             |
 --------------------------------------------------------------------------------------------

                                     NONE

        SCHEDULE P - PART 3H - SECTION 2 OTHER LIABILITY - CLAIMS-MADE

 ------------------------------------------------------------------------------------------------------------------------
 |  1.   Prior        |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
 |  2.   1987         |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
 |  3.   1988         |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
 |  4.   1989         |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
 |  5.   1990         |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
 |  6.   1991         |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
 |  7.   1992         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
 |  8.   1993         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
 |  9.   1994         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 10.   1995         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 | 11.   1996         |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
 ------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------
 |  1.   Prior        |           0 |           0 |           0 |             |             |
 |  2.   1987         |           0 |           0 |           0 |             |             |
 |  3.   1988         |           0 |           0 |           0 |             |             |
 |  4.   1989         |           0 |           0 |           0 |             |             |
 |  5.   1990         |           0 |           0 |           0 |             |             |
 |  6.   1991         |           0 |           0 |           0 |             |             |
 |  7.   1992         |           0 |           0 |           0 |             |             |
 |  8.   1993         |           0 |           0 |           0 |             |             |
 |  9.   1994         |           0 |           0 |           0 |             |             |
 | 10.   1995         |    X X X    |           0 |           0 |             |             |
 | 11.   1996         |    X X X    |    X X X    |           0 |             |             |
 --------------------------------------------------------------------------------------------

                                     NONE

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

  SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)

------------------------------------------------------------------------------------------------------------------------
|          1         |             CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)            |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1994     |    1995     |    1996     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|  1. Prior          |     000     |           0 |           0 |    X X X    |    X X X    |
|  2. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

                  SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. Prior          |     000     |           0 |           0 |             |             |
|  2. 1995           |    X X X    |           0 |           0 |             |             |
|  3. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

                    SCHEDULE P - PART 3K - FIDELITY/SURETY

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. Prior          |     000     |           0 |           0 |    X X X    |    X X X    |
|  2. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

     SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. Prior          |     000     |           0 |           0 |    X X X    |    X X X    |
|  2. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

                     SCHEDULE P - PART 3M - INTERNATIONAL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |    X X X    |    X X X    |
|  2. 1987           |           0 |           0 |           0 |    X X X    |    X X X    |
|  3. 1988           |           0 |           0 |           0 |    X X X    |    X X X    |
|  4. 1989           |           0 |           0 |           0 |    X X X    |    X X X    |
|  5. 1990           |           0 |           0 |           0 |    X X X    |    X X X    |
|  6. 1991           |           0 |           0 |           0 |    X X X    |    X X X    |
|  7. 1992           |           0 |           0 |           0 |    X X X    |    X X X    |
|  8. 1993           |           0 |           0 |           0 |    X X X    |    X X X    |
|  9. 1994           |           0 |           0 |           0 |    X X X    |    X X X    |
| 10. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 3N - REINSURANCE A

------------------------------------------------------------------------------------------------------------------------
|          1         |             CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)            |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1994     |    1995     |    1996     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|  1. 1988           |           0 |           0 |           0 |    X X X    |    X X X    |
|  2. 1989           |           0 |           0 |           0 |    X X X    |    X X X    |
|  3. 1990           |           0 |           0 |           0 |    X X X    |    X X X    |
|  4. 1991           |           0 |           0 |           0 |    X X X    |    X X X    |
|  5. 1992           |           0 |           0 |           0 |    X X X    |    X X X    |
|  6. 1993           |           0 |           0 |           0 |    X X X    |    X X X    |
|  7. 1994           |           0 |           0 |           0 |    X X X    |    X X X    |
|  8. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

                     SCHEDULE P - PART 3O - REINSURANCE B

------------------------------------------------------------------------------------------------------------------------
|  1. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. 1988           |           0 |           0 |           0 |    X X X    |    X X X    |
|  2. 1989           |           0 |           0 |           0 |    X X X    |    X X X    |
|  3. 1990           |           0 |           0 |           0 |    X X X    |    X X X    |
|  4. 1991           |           0 |           0 |           0 |    X X X    |    X X X    |
|  5. 1992           |           0 |           0 |           0 |    X X X    |    X X X    |
|  6. 1993           |           0 |           0 |           0 |    X X X    |    X X X    |
|  7. 1994           |           0 |           0 |           0 |    X X X    |    X X X    |
|  8. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

                     SCHEDULE P - PART 3P - REINSURANCE C

------------------------------------------------------------------------------------------------------------------------
|  1. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. 1988           |           0 |           0 |           0 |    X X X    |    X X X    |
|  2. 1989           |           0 |           0 |           0 |    X X X    |    X X X    |
|  3. 1990           |           0 |           0 |           0 |    X X X    |    X X X    |
|  4. 1991           |           0 |           0 |           0 |    X X X    |    X X X    |
|  5. 1992           |           0 |           0 |           0 |    X X X    |    X X X    |
|  6. 1993           |           0 |           0 |           0 |    X X X    |    X X X    |
|  7. 1994           |           0 |           0 |           0 |    X X X    |    X X X    |
|  8. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

                     SCHEDULE P - PART 3Q - REINSURANCE D

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. Prior          |           0 |           0 |           0 |    X X X    |    X X X    |
|  2. 1987           |           0 |           0 |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

------------------------------------------------------------------------------------------------------------------------
|          1         |             CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMITTED)            |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1994     |    1995     |    1996     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

      SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |             |             |
|  2. 1987           |           0 |           0 |           0 |             |             |
|  3. 1988           |           0 |           0 |           0 |             |             |
|  4. 1989           |           0 |           0 |           0 |             |             |
|  5. 1990           |           0 |           0 |           0 |             |             |
|  6. 1991           |           0 |           0 |           0 |             |             |
|  7. 1992           |           0 |           0 |           0 |             |             |
|  8. 1993           |           0 |           0 |           0 |             |             |
|  9. 1994           |           0 |           0 |           0 |             |             |
| 10. 1995           |    X X X    |           0 |           0 |             |             |
| 11. 1996           |    X X X    |    X X X    |           0 |             |             |
--------------------------------------------------------------------------------------------
                                          [NONE]

          SCHEDULE P - PART 3S - FINANCIAL GUARANTY/MORTGAGE GUARANTY

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

---------------------|-------------|-------------|-------------|-------------|--------------
|  1. Prior          |     000     |           0 |           0 |    X X X    |    X X X    |
|  2. 1995           |    X X X    |           0 |           0 |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |           0 |    X X X    |    X X X    |
--------------------------------------------------------------------------------------------
                                          [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

------------------------------------------------------------------------------------------------------------------------
|          1         |     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END    |
|                    |                                          ($000 OMITTED)                                         |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|          1         |                                         |
|                    |-----------------------------------------|
|    Years in Which  |             |             |             |
|     Losses Were    |      9      |     10      |     11      |
|      Incurred      |    1994     |    1995     |    1996     |
|                    |             |             |             |
|--------------------|-------------|-------------|-------------|
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

        SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

        SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                 SCHEDULE P - PART 4D - WORKERS' COMPENSATION

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

               SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

------------------------------------------------------------------------------------------------------------------------
|          1         |     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END    |
|                    |                                          ($000 OMITTED)                                         |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |      14,944 |      14,484 |       3,527 |       1,830 |         877 |         523 |         343 |
|  2. 1987           |       2,685 |         646 |         505 |         655 |         388 |         296 |         166 |
|  3. 1988           |    X X X    |         400 |         330 |         499 |         240 |         263 |          43 |
|  4. 1989           |    X X X    |    X X X    |         145 |         482 |         304 |         261 |         151 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |          75 |         284 |         268 |          65 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |          56 |         256 |         127 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |          37 |         207 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |         699 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|          1         |                                         |
|                    |-----------------------------------------|
|    Years in Which  |             |             |             |
|     Losses Were    |      9      |     10      |     11      |
|      Incurred      |    1994     |    1995     |    1996     |
|                    |             |             |             |
|--------------------|-------------|-------------|-------------|
|  1. Prior          |         318 |         106 |          47 |
|  2. 1987           |         127 |          75 |          20 |
|  3. 1988           |          36 |          19 |          11 |
|  4. 1989           |         147 |          67 |          44 |
|  5. 1990           |          45 |          12 |           4 |
|  6. 1991           |         140 |          50 |          41 |
|  7. 1992           |          99 |          28 |          19 |
|  8. 1993           |         513 |         209 |         111 |
|  9. 1994           |         292 |         196 |          89 |
| 10. 1995           |    X X X    |         588 |         339 |
| 11. 1996           |    X X X    |    X X X    |         360 |
----------------------------------------------------------------

     SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

       SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                      (ALL PERILS), BOILER AND MACHINERY)

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

        SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

       SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

  SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
                    EARTHQUAKE, GLASS, BURGLARY AND THEFT)

------------------------------------------------------------------------------------------------------------------------
|          1         |     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END    |
|                    |                                          ($000 OMITTED)                                         |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|          1         |                                         |
|                    |-----------------------------------------|
|    Years in Which  |             |             |             |
|     Losses Were    |      9      |     10      |     11      |
|      Incurred      |    1994     |    1995     |    1996     |
|                    |             |             |             |
|--------------------|-------------|-------------|-------------|
|  1. Prior          |           0 |           0 |           0 |
|  2. 1995           |    X X X    |           0 |           0 |
|  3. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                 SCHEDULE P - PART 4J  - AUTO PHYSICAL DAMAGE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1995           |    X X X    |           0 |           0 |
|  3. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                    SCHEDULE P - PART 4K - FIDELITY/SURETY

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1995           |    X X X    |           0 |           0 |
|  3. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

     SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1995           |    X X X    |           0 |           0 |
|  3. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                     SCHEDULE P - PART 4M - INTERNATIONAL

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 4N - REINSURANCE A

------------------------------------------------------------------------------------------------------------------------
|          1         |     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END    |
|                    |                                          ($000 OMITTED)                                         |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|          1         |                                         |
|                    |-----------------------------------------|
|    Years in Which  |             |             |             |
|     Losses Were    |      9      |     10      |     11      |
|      Incurred      |    1994     |    1995     |    1996     |
|                    |             |             |             |
|--------------------|-------------|-------------|-------------|
|  1. 1988           |           0 |           0 |           0 |
|  2. 1989           |           0 |           0 |           0 |
|  3. 1990           |           0 |           0 |           0 |
|  4. 1991           |           0 |           0 |           0 |
|  5. 1992           |           0 |           0 |           0 |
|  6. 1993           |           0 |           0 |           0 |
|  7. 1994           |           0 |           0 |           0 |
|  8. 1995           |    X X X    |           0 |           0 |
|  9. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                     SCHEDULE P - PART 4O - REINSURANCE B

------------------------------------------------------------------------------------------------------------------------
|  1. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. 1988           |           0 |           0 |           0 |
|  2. 1989           |           0 |           0 |           0 |
|  3. 1990           |           0 |           0 |           0 |
|  4. 1991           |           0 |           0 |           0 |
|  5. 1992           |           0 |           0 |           0 |
|  6. 1993           |           0 |           0 |           0 |
|  7. 1994           |           0 |           0 |           0 |
|  8. 1995           |    X X X    |           0 |           0 |
|  9. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                     SCHEDULE P - PART 4P - REINSURANCE C

------------------------------------------------------------------------------------------------------------------------
|  1. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  3. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  4. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  5. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  6. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  7. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. 1988           |           0 |           0 |           0 |
|  2. 1989           |           0 |           0 |           0 |
|  3. 1990           |           0 |           0 |           0 |
|  4. 1991           |           0 |           0 |           0 |
|  5. 1992           |           0 |           0 |           0 |
|  6. 1993           |           0 |           0 |           0 |
|  7. 1994           |           0 |           0 |           0 |
|  8. 1995           |    X X X    |           0 |           0 |
|  9. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

                     SCHEDULE P - PART 4Q - REINSURANCE D

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
----------------------------------------------------------------
                            [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

------------------------------------------------------------------------------------------------------------------------
|          1         |     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END    |
|                    |                                          ($000 OMITTED)                                         |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |    1993     |
|                    |             |             |             |             |             |             |             |
|----------------------------------------------------------------------------------------------------------------------|
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|          1         |                                         |
|                    |-----------------------------------------|
|    Years in Which  |             |             |             |
|     Losses Were    |      9      |     10      |     11      |
|      Incurred      |    1994     |    1995     |    1996     |
|                    |             |             |             |
|--------------------|-------------|-------------|-------------|
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

      SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3. 1988           |    X X X    |           0 |           0 |           0 |           0 |           0 |           0 |
|  4. 1989           |    X X X    |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  5. 1990           |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  6. 1991           |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |           0 |
|  7. 1992           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |           0 |
|  8. 1993           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |           0 |
|  9. 1994           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1987           |           0 |           0 |           0 |
|  3. 1988           |           0 |           0 |           0 |
|  4. 1989           |           0 |           0 |           0 |
|  5. 1990           |           0 |           0 |           0 |
|  6. 1991           |           0 |           0 |           0 |
|  7. 1992           |           0 |           0 |           0 |
|  8. 1993           |           0 |           0 |           0 |
|  9. 1994           |           0 |           0 |           0 |
| 10. 1995           |    X X X    |           0 |           0 |
| 11. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

          SCHEDULE P - PART 4S - FINANCIAL GUARANTY-MORTGAGE GUARANTY

------------------------------------------------------------------------------------------------------------------------
|  1. Prior          |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  2. 1995           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  3. 1996           |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
|  1. Prior          |           0 |           0 |           0 |
|  2. 1995           |    X X X    |           0 |           0 |
|  3. 1996           |    X X X    |    X X X    |           0 |
----------------------------------------------------------------
                            [NONE]

Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 5A - HOMEOWNERS/FARMOWNERS

                                                  SECTION 1
 --------------------------------------------------------------------------------------------------------------------------|
 |                    |   CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END              |
 |         1          |----------------------------------------------------------------------------------------------------|
 |       Years        |               |                |                |                |                |                |
 |      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
 |    Premiums Were   |               |                |                |                |                |                |
 |     Earned and     |               |                |                |                |                |                |
 |     Losses Were    |               |                |                |                |                |                |
 |      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
 |--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
                      |               |                |                |                |                |                |
 |1.  Prior           |             0 |              0 |              0 |              0 |              0 |              0 |
 |2.  1987            |             0 |              0 |              0 |              0 |              0 |              0 |
 |3.  1988            |     X X X     |              0 |              0 |              0 |              0 |              0 |
 |4.  1989            |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
 |5.  1990            |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
 |6.  1991            |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
 |7.  1992            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
 |8.  1993            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
 |9.  1994            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
 |10. 1995            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
 |11. 1996            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
 --------------------------------------------------------------------------------------------------------------------------

                                   SECTION 1
 -------------------------------------------------------------------------------------------
 |                    |CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND     |
 |         1          |ASSUMED AT YEAR END                                                 |
 |       Years        |--------------------------------------------------------------------|
 |      in Which      |        8        |       9        |       10       |       11       |
 |    Premiums Were   |                 |                |                |                |
 |     Earned and     |                 |                |                |                |
 |     Losses Were    |                 |                |                |                |
 |      Incurred      |       1993      |      1994      |      1995      |      1996      |
 |--------------------|-----------------|----------------|----------------|----------------|
                                                                                           |
 |1.  Prior           |               0 |              0 |              0 |              0 |
 |2.  1987            |               0 |              0 |              0 |              0 |
 |3.  1988            |               0 |              0 |              0 |              0 |
 |4.  1989            |               0 |              0 |              0 |              0 |
 |5.  1990            |               0 |              0 |              0 |              0 |
 |6.  1991            |               0 |              0 |              0 |              0 |
 |7.  1992            |               0 |              0 |              0 |              0 |
 |8.  1993            |               0 |              0 |              0 |              0 |
 |9.  1994            |      X X X      |              0 |              0 |              0 |
 |10. 1995            |      X X X      |     X X X      |              0 |              0 |
 |11. 1996            |      X X X      |     X X X      |     X X X      |              0 |
 -------------------------------------------------------------------------------------------
                                          [NONE]

                                   SECTION 2
--------------------------------------------------------------------------------------------------------------------------
|                    |                NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                         |
|                    |                                                                                                    |
|         1          |-----------------------------------------------------------------------------------------------------
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
                                                                                                                          |
|1.  Prior           |             0 |              0 |              0 |              0 |              0 |              0 |
|2.  1987            |             0 |              0 |              0 |              0 |              0 |              0 |
|3.  1988            |     X X X     |              0 |              0 |              0 |              0 |              0 |
|4.  1989            |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|5.  1990            |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|6.  1991            |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|7.  1992            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|8.  1993            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|9.  1994            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|10. 1995            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|11. 1996            |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

                                   SECTION 2
| --------------------------------------------------------------------------------------|
|                NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END            |
----------------------------------------------------------------------------------------|
                                                                                        |
|                    |               |                |                |                |
|         1          |               |                |                |                |
|       Years        |      8        |       9        |       10       |       11       |
|      in Which      |               |                |                |                |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|---------------------------------------------------------------------------------------|
|                                                                                       |
|1.  Prior           |              0 |              0 |              0 |             0 |
|2.  1987            |              0 |              0 |              0 |             0 |
|3.  1988            |              0 |              0 |              0 |             0 |
|4.  1989            |              0 |              0 |              0 |             0 |
|5.  1990            |              0 |              0 |              0 |             0 |
|6.  1991            |              0 |              0 |              0 |             0 |
|7.  1992            |              0 |              0 |              0 |             0 |
|8.  1993            |              0 |              0 |              0 |             0 |
|9.  1994            |     X X X      |              0 |              0 |             0 |
|10. 1995            |     X X X      |     X X X      |              0 |             0 |
|11. 1996            |     X X X      |     X X X      |   X X X        |             0 |
----------------------------------------------------------------------------------------|
                                          [NONE]

                                  SECTION 3
 -------------------------------------------------------------------------------------------------------------------------|
 |                    |                   CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END             |
 |         1          |---------------------------------------------------------------------------------------------------|
 |       Years        |               |                |                |                |                |               |
 |      in Which      |       2       |       3        |       4        |       5        |       6        |       7       |
 |    Premiums Were   |               |                |                |                |                |               |
 |     Earned and     |               |                |                |                |                |               |
 |     Losses Were    |               |                |                |                |                |               |
 |      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992     |
 |--------------------|---------------|----------------|----------------|----------------|----------------|---------------|
                                                                                                                          |
 |1. Prior            |             0 |              0 |              0 |              0 |              0 |             0 |
 |2. 1987             |             0 |              0 |              0 |              0 |              0 |             0 |
 |3. 1988             |     X X X     |              0 |              0 |              0 |              0 |             0 |
 |4. 1989             |     X X X     |     X X X      |              0 |              0 |              0 |             0 |
 |5. 1990             |     X X X     |     X X X      |     X X X      |              0 |              0 |             0 |
 |6. 1991             |     X X X     |     X X X      |     X X X      |     X X X      |              0 |             0 |
 |7. 1992             |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |             0 |
 |8. 1993             |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |    X X X      |
 |9. 1994             |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |    X X X      |
 |10.1995             |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |    X X X      |
 |11.1996             |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |    X X X      |
 -------------------------------------------------------------------------------------------------------------------------

                                       SECTION  3

 --------------------------------------------------------------------------------------------
 |                    |CUMULATIVE NUMER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END   |
 |         1          |---------------------------------------------------------------------|
 |       Years        |                  |                |                |                |
 |      in Which      |         8        |       9        |       10       |       11       |
 |    Premiums Were   |                  |                |                |                |
 |     Earned and     |                  |                |                |                |
 |     Losses Were    |                  |                |                |                |
 |      Incurred      |        1993      |      1994      |      1995      |      1996      |
 |--------------------|------------------|----------------|----------------|----------------|
                                                                                            |
 |1.  Prior           |                0 |              0 |              0 |              0 |
 |2.  1987            |                0 |              0 |              0 |              0 |
 |3.  1988            |                0 |              0 |              0 |              0 |
 |4.  1989            |                0 |              0 |              0 |              0 |
 |5.  1990            |                0 |              0 |              0 |              0 |
 |6.  1991            |                0 |              0 |              0 |              0 |
 |7.  1992            |                0 |              0 |              0 |              0 |
 |8.  1993            |                0 |              0 |              0 |              0 |
 |9.  1994            |       X X X      |              0 |              0 |              0 |
 |10. 1995            |       X X X      |     X X X      |              0 |              0 |
 |11. 1996            |       X X X      |     X X X      |     X X X      |              0 |
 --------------------------------------------------------------------------------------------
                                          [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

        SCHEDULE P - PART 5B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                   SECTION 1

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

        SCHEDULE P - PART 5C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                   SECTION 1

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                 SCHEDULE P - PART 5D - WORKERS' COMPENSATION

                                   SECTION 1

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

               SCHEDULE P - PART 5E - COMMERCIAL MULTIPLE PERIL

                                   SECTION 1

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 5F - MEDICAL MALPRACTICE - OCCURRENCE

                                   SECTION 1A

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |            97 |             89 |             38 |             58 |             25 |             15 |
|  2. 1987           |             1 |              1 |              1 |              4 |              8 |              9 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              1 |              3 |
|  4. 1989           |     X X X     |     X X X      |              0 |              1 |              1 |              1 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              3 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             9 |              8 |              6 |              8 |
|  2. 1987           |            10 |             12 |             13 |             13 |
|  3. 1988           |             4 |              4 |              4 |              4 |
|  4. 1989           |             1 |              1 |              2 |              2 |
|  5. 1990           |             4 |              6 |              6 |              6 |
|  6. 1991           |             0 |              1 |              2 |              2 |
|  7. 1992           |             0 |              1 |              3 |              4 |
|  8. 1993           |             0 |              0 |              1 |              4 |
|  9. 1994           |     X X X     |              0 |              0 |              1 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------

                                   SECTION 2A

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |           630 |            517 |            398 |            234 |            145 |             98 |
|  2. 1987           |             5 |             20 |             31 |             23 |             13 |              8 |
|  3. 1988           |     X X X     |              1 |              3 |              5 |              5 |              3 |
|  4. 1989           |     X X X     |     X X X      |              1 |              3 |              5 |              5 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              2 |              7 |              8 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              3 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              3 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |            60 |             31 |             24 |              8 |
|  2. 1987           |             7 |              3 |              1 |              0 |
|  3. 1988           |             1 |              1 |              0 |              0 |
|  4. 1989           |             3 |              2 |              2 |              0 |
|  5. 1990           |             7 |              3 |              4 |              0 |
|  6. 1991           |             5 |              3 |              2 |              0 |
|  7. 1992           |             6 |              3 |              0 |              0 |
|  8. 1993           |             2 |             16 |             11 |              5 |
|  9. 1994           |     X X X     |              2 |              5 |              1 |
| 10. 1995           |     X X X     |     X X X      |             11 |             13 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              7 |
-----------------------------------------------------------------------------------------

                                   SECTION 3A

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             6 |             22 |             44 |             44 |             48 |             49 |
|  3. 1988           |     X X X     |              1 |              3 |              5 |              6 |              6 |
|  4. 1989           |     X X X     |     X X X      |              1 |              4 |              8 |              9 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              2 |              8 |             16 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              4 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              3 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              4 |              0 |
|  2. 1987           |            49 |             49 |             49 |             49 |
|  3. 1988           |             6 |              6 |              6 |              6 |
|  4. 1989           |             9 |              9 |              9 |              9 |
|  5. 1990           |            16 |             16 |             16 |             16 |
|  6. 1991           |             8 |              8 |              8 |              8 |
|  7. 1992           |             8 |              8 |              7 |              8 |
|  8. 1993           |             2 |             16 |             18 |             19 |
|  9. 1994           |     X X X     |              2 |              5 |              5 |
| 10. 1995           |     X X X     |     X X X      |             11 |             20 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              8 |
-----------------------------------------------------------------------------------------

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 5F - MEDICAL MALPRACTICE - CLAIMS-MADE

                                   SECTION 1B

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |            22 |             16 |              1 |              2 |              0 |              2 |
|  2. 1987           |             4 |             11 |             14 |             21 |             23 |             29 |
|  3. 1988           |     X X X     |              4 |             14 |             26 |             40 |             46 |
|  4. 1989           |     X X X     |     X X X      |              4 |             22 |             50 |             69 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              5 |             23 |             41 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              1 |             14 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              2 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |            29 |             29 |             29 |             29 |
|  3. 1988           |            49 |             53 |             53 |             54 |
|  4. 1989           |            76 |             83 |             83 |             85 |
|  5. 1990           |            48 |             57 |             60 |             65 |
|  6. 1991           |            33 |             43 |             60 |             63 |
|  7. 1992           |            16 |             26 |             36 |             44 |
|  8. 1993           |             1 |             10 |             21 |             36 |
|  9. 1994           |     X X X     |              2 |             12 |             29 |
| 10. 1995           |     X X X     |     X X X      |              1 |             13 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              1 |
-----------------------------------------------------------------------------------------

                                   SECTION 2B

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |            52 |             14 |              5 |              2 |              2 |              0 |
|  2. 1987           |            51 |             43 |             32 |             17 |             13 |              7 |
|  3. 1988           |     X X X     |            120 |            110 |             72 |             42 |             23 |
|  4. 1989           |     X X X     |     X X X      |            231 |            162 |             92 |             43 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |            202 |            147 |             80 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |            188 |            124 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |            167 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             4 |              2 |              2 |              2 |
|  3. 1988           |            13 |              3 |              3 |              2 |
|  4. 1989           |            26 |             13 |              9 |              1 |
|  5. 1990           |            52 |             24 |             14 |              6 |
|  6. 1991           |            81 |             57 |             28 |             16 |
|  7. 1992           |           125 |             90 |             39 |             22 |
|  8. 1993           |           151 |            106 |             65 |             39 |
|  9. 1994           |     X X X     |            157 |            108 |             74 |
| 10. 1995           |     X X X     |     X X X      |            170 |            124 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |            142 |
-----------------------------------------------------------------------------------------

                                   SECTION 3

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |            60 |             73 |             79 |             80 |             80 |             82 |
|  3. 1988           |     X X X     |            134 |            147 |            153 |            153 |            153 |
|  4. 1989           |     X X X     |     X X X      |            252 |            263 |            270 |            270 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |            224 |            242 |            245 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |            221 |            229 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |            212 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |            82 |             82 |             81 |             81 |
|  3. 1988           |           153 |            153 |            154 |            154 |
|  4. 1989           |           270 |            270 |            269 |            269 |
|  5. 1990           |           245 |            245 |            245 |            245 |
|  6. 1991           |           238 |            239 |            239 |            239 |
|  7. 1992           |           233 |            241 |            245 |            244 |
|  8. 1993           |           182 |            200 |            205 |            207 |
|  9. 1994           |     X X X     |            199 |            218 |            229 |
| 10. 1995           |     X X X     |     X X X      |            194 |            207 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |            168 |
-----------------------------------------------------------------------------------------

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

              SCHEDULE P - PART 5H - OTHER LIABILITY - OCCURRENCE

                                   SECTION 1A

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2A

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3A

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

             SCHEDULE P - PART 5H - OTHER LIABILITY - CLAIMS-MADE

                                   SECTION 1B

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2B

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3B

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 5R - PRODUCTS LIABILITY - OCCURRENCE

                                   SECTION 1A

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2A

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3A

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 5R - PRODUCTS LIABILITY - CLAIMS-MADE

                                   SECTION 1B

--------------------------------------------------------------------------------------------------------------------------
|                    |         CUMULATIVE NUMBER OF CLAIMS CLOSED WITH LOSS PAYMENT DIRECT AND ASSUMED AT YEAR END        |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 2B

--------------------------------------------------------------------------------------------------------------------------
|                    |                     NUMBER OF CLAIMS OUTSTANDING DIRECT AND ASSUMED AT YEAR END                    |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 3B

--------------------------------------------------------------------------------------------------------------------------
|                    |                 CUMULATIVE NUMBER OF CLAIMS REPORTED DIRECT AND ASSUMED AT YEAR END                |
|         1          |----------------------------------------------------------------------------------------------------|
|       Years        |               |                |                |                |                |                |
|      in Which      |       2       |       3        |       4        |       5        |       6        |       7        |
|    Premiums Were   |               |                |                |                |                |                |
|     Earned and     |               |                |                |                |                |                |
|     Losses Were    |               |                |                |                |                |                |
|      Incurred      |     1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|--------------------|---------------|----------------|----------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |              0 |              0 |
|  3. 1988           |     X X X     |              0 |              0 |              0 |              0 |              0 |
|  4. 1989           |     X X X     |     X X X      |              0 |              0 |              0 |              0 |
|  5. 1990           |     X X X     |     X X X      |     X X X      |              0 |              0 |              0 |
|  6. 1991           |     X X X     |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7. 1992           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8. 1993           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9. 1994           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10. 1995           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11. 1996           |     X X X     |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|                    |                                                                  |
|         1          |------------------------------------------------------------------|
|       Years        |               |                |                |                |
|      in Which      |      8        |       9        |       10       |       11       |
|    Premiums Were   |               |                |                |                |
|     Earned and     |               |                |                |                |
|     Losses Were    |               |                |                |                |
|      Incurred      |     1993      |      1994      |      1995      |      1996      |
|--------------------|---------------|----------------|----------------|----------------|
|  1. Prior          |             0 |              0 |              0 |              0 |
|  2. 1987           |             0 |              0 |              0 |              0 |
|  3. 1988           |             0 |              0 |              0 |              0 |
|  4. 1989           |             0 |              0 |              0 |              0 |
|  5. 1990           |             0 |              0 |              0 |              0 |
|  6. 1991           |             0 |              0 |              0 |              0 |
|  7. 1992           |             0 |              0 |              0 |              0 |
|  8. 1993           |             0 |              0 |              0 |              0 |
|  9. 1994           |     X X X     |              0 |              0 |              0 |
| 10. 1995           |     X X X     |     X X X      |              0 |              0 |
| 11. 1996           |     X X X     |     X X X      |     X X X      |              0 |
-----------------------------------------------------------------------------------------
                                        [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

        SCHEDULE P - PART 6C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                   SECTION 1

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                 SCHEDULE P - PART 6D - WORKERS' COMPENSATION

                                   SECTION 1

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

               SCHEDULE P - PART 6E - COMMERCIAL MULTIPLE PERIL

                                   SECTION 1

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

              SCHEDULE P - PART 6H - OTHER LIABILITY - OCCURRENCE

                                   SECTION 1A

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2A

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

             SCHEDULE P - PART 6H - OTHER LIABILITY - CLAIMS-MADE

                                   SECTION 1B

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2B

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                     SCHEDULE P - PART 6M - INTERNATIONAL

                                   SECTION 1

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                     SCHEDULE P - PART 6N - REINSURANCE A

                                   SECTION 1

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                     SCHEDULE P - PART 6O - REINSURANCE B

                                   SECTION 1

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 6R - PRODUCTS LIABILITY - OCCURRENCE

                                   SECTION 1A

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2A

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

            SCHEDULE P - PART 6R - PRODUCTS LIABILITY - CLAIMS-MADE

                                   SECTION 1B

-----------------------------------------------------------------------------------------------------------------------------------
|           1            |                CUMULATIVE PREMIUMS EARNED DIRECT AND ASSUMED AT YEAR END ($000 OMITTED)                |
|        Years in        |--------------------------------------------------------------------------------------------------------|
|     Which Premiums     |              |              |              |              |              |              |              |
|      Were Earned       |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|       and Losses       |              |              |              |              |              |              |              |
|     Were Incurred      |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|           1            |                                            |              |
|        Years in        |--------------------------------------------|      12      |
|     Which Premiums     |              |              |              |              |
|      Were Earned       |      9       |      10      |      11      | Current Year |
|       and Losses       |              |              |              |   Premiums   |
|     Were Incurred      |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

                                   SECTION 2B

-----------------------------------------------------------------------------------------------------------------------------------
|                        |                       CUMULATIVE PREMIUMS EARNED CEDED AT YEAR END ($000 OMITTED)                      |
|           1            |--------------------------------------------------------------------------------------------------------|
|                        |      2       |      3       |      4       |      5       |      6       |      7       |      8       |
|                        |     1987     |     1988     |     1989     |     1990     |     1991     |     1992     |     1993     |
|------------------------|--------------|--------------|--------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
|  3. 1988               |    X X X     |            0 |            0 |            0 |            0 |            0 |            0 |
|  4. 1989               |    X X X     |    X X X     |            0 |            0 |            0 |            0 |            0 |
|  5. 1990               |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |            0 |
|  6. 1991               |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |            0 |
|  7. 1992               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |            0 |
|  8. 1993               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996               |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |    X X X     |
|---------------------------------------------------------------------------------------------------------------------------------|
| 12. Total                                                                                                                       |
|---------------------------------------------------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |            0 |            0 |            0 |            0 |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
|                        |                                            |      12      |
|           1            |--------------------------------------------| Current Year |
|                        |      9       |      10      |      11      |   Premiums   |
|                        |     1994     |     1995     |     1996     |    Earned    |
|------------------------|--------------|--------------|--------------|--------------|
|  1. Prior              |            0 |            0 |            0 |            0 |
|  2. 1987               |            0 |            0 |            0 |            0 |
|  3. 1988               |            0 |            0 |            0 |            0 |
|  4. 1989               |            0 |            0 |            0 |            0 |
|  5. 1990               |            0 |            0 |            0 |            0 |
|  6. 1991               |            0 |            0 |            0 |            0 |
|  7. 1992               |            0 |            0 |            0 |            0 |
|  8. 1993               |            0 |            0 |            0 |            0 |
|  9. 1994               |            0 |            0 |            0 |            0 |
| 10. 1995               |    X X X     |            0 |            0 |            0 |
| 11. 1996               |    X X X     |    X X X     |            0 |            0 |
|------------------------------------------------------------------------------------|
| 12. Total                                                           |            0 |
|------------------------------------------------------------------------------------|
| 13. Earned Premiums    |              |              |              |              |
|     (Sch P, Part 1)    |            0 |            0 |            0 |    X X X     |
--------------------------------------------------------------------------------------
                                       [NONE]

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

            SCHEDULE P - PART 7A - PRIMARY LOSS SENSITIVE CONTRACT
                                ($000 OMITTED)


                                   SECTION 1

 |-----------------------------------------------------------------------------------------------|
 |                                                |               |               |              |
 |                                                |               |               |              |
 |               Schedule P - Part 1              |       2       |        3      |       4      |
 |                                                |               |               |              |
 |                                                |               |  Net Losses   |              |
 |                                                |   Total Net   | and Expenses  |Loss Sensitive|
 |                                                |   Losses and  |   Unpaid on   | as Percentage|
 |                                                |   Expenses    |Loss Sensitive |   of Total   |
 |                                                |    Unpaid     |   Contracts   |              |
 |                                                |                                              |
 |----------------------------- -----------------------------------------------------------------|
                                                                                                 |
 |1.  Homeowners/Farmowners                       |             0 |               |           0.0|
 |2.  PrivatePassengerAuto Liabi lity/Medical     |             0 |               |           0.0|
 |3.  Commercial Auto/Truck Liability/Medical     |             0 |               |           0.0|
 |4.  Workers' Compensation                       |             0 |               |           0.0|
 |5.  Commercial Multiple Peril                   |             0 |               |           0.0|
 |6.  Medical Malpractice-Occurrence              |         9,022 |               |           0.0|
 |7.  Medical Malpractice-Claims-made             |        49,907 |               |           0.0|
 |8.  Special Liability                           |             0 |               |           0.0|
 |9.  Other Liability-Occurrence                  |             0 |               |           0.0|
 |10. Other Liability-Claims-made                 |             0 |               |           0.0|
 |11. Special  Property                           |             0 |               |           0.0|
 |12. Auto Physical Damage                        |             0 |               |           0.0|
 |13. Fidelity/Surety                             |             0 |               |           0.0|
 |14. Other                                       |             0 |               |           0.0|
 |15. International                               |             0 |               |           0.0|
 |16. ReinsuranceA                                |     X X X     |     X X X     |     X X X    |
 |17. ReinsuranceB                                |     X X X     |     X X X     |     X X X    |
 |18. ReinsuranceC                                |     X X X     |     X X X     |     X X X    |
 |19. ReinsuranceD                                |     X X X     |     X X X     |     X X X    |
 |20. Products Liability-Occurrence               |             0 |               |           0.0|
 |21. Products Liability-Claims-made              |             0 |               |           0.0|
 |22. Financial Guaranty/MortgageGuaranty         |             0 |               |           0.0|
 | -----------------------------------------------------------------------------------------------
 |23. Totals                                               58,929               0             0.0|
 |------------------------------------------------------------------------------------------------

                                        NONE

 SECTION 1
|------------------------------------------------------------------------------------------------|
|                                                |      5        |     6         |       7       |
|                                                |               |               |               |
|                                                | Total Net     |  Net Premiums |Loss Sensitive |
|                                                |  Premiums     |   Written on  |as percentage  |
|              Schedule P - Part 1               |  Written      | Loss Sensitive|   of total    |
|                                                |               |  Contracts    |               |
|                                                |               |               |               |
|                                                |               |               |               |
|                                                |               |               |               |
|----------------------------- ----------------------------------------------------------------- |
                                                                                                 |
|1.  Homeowners/Farmowners                       |              0 |               |          0.0 |
|2.  PrivatePassengerAutoLiabi lity/Medical      |              0 |               |          0.0 |
|3.  Commercial Auto/TruckLiability/Medical      |              0 |               |          0.0 |
|4.  Workers' Compensation                       |              0 |               |          0.0 |
|5.  Commercial Multiple Peril                   |              0 |               |          0.0 |
|6.  Medical Malpractice-Occurrence              |            481 |               |          0.0 |
|7.  Medical Malpractice-Claims-made             |         11,838 |               |          0.0 |
|8.  Special Liability                           |              0 |               |          0.0 |
|9.  Other Liability-Occurrence                  |              0 |               |          0.0 |
|10. Other Liability-Claims-made                 |              0 |               |          0.0 |
|11. Special Property                            |              0 |               |          0.0 |
|12. Auto Physical Damage                        |              0 |               |          0.0 |
|13. Fidelity/Surety                             |              0 |               |          0.0 |
|14. Other                                       |              0 |               |          0.0 |
|15. International                               |              0 |               |          0.0 |
|16. ReinsuranceA                                |      X X X     |     X X X     |     X X X    |
|17. ReinsuranceB                                |      X X X     |     X X X     |     X X X    |
|18. ReinsuranceC                                |      X X X     |     X X X     |     X X X    |
|19. ReinsuranceD                                |      X X X     |     X X X     |     X X X    |
|20. ProductsLiability-Occurrence                |              0 |               |           0.0|
|21. ProductsLiability-Claims-made               |              0 |               |           0.0|
|22. FinancialGuaranty/MortgageGuaranty          |              0 |               |           0.0|
| ------------------------------------------------------------------------------------------------
|23. Totals                                                12,319 |             0 |           0.0|
|                                                                                                |
|-------------------------------------------------------------------------------------------------

                                                               NONE

                                                             SECTION 2

 |-----------------------------------------------------------------------------------------------------------------------------|
 |             1               |            INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)         |
 |                             |                                                                                               |
 |                             |------------------------------------------------------------------------------------------------
 |       Year in Which         |       2       |       3       |       4       |       5       |       6       |       7       |
 |       Policies Were         |               |               |               |               |               |               |
 |           Issued            |     1987      |     1988      |     1989      |     1990      |     1991      |     1992      |
 |-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                               |
 |1.  Prior                    |             0 |             0 |             0 |             0 |             0 |             0 |
 |2.  1987                     |             0 |             0 |             0 |             0 |             0 |             0 |
 |3.  1988                     |     X X X     |             0 |             0 |             0 |             0 |             0 |
 |4.  1989                     |     X X X     |     X X X     |             0 |             0 |             0 |             0 |
 |5.  1990                     |     X X X     |     X X X     |     X X X     |             0 |             0 |             0 |
 |6.  1991                     |     X X X     |     X X X     |     X X X     |     X X X     |             0 |             0 |
 |7.  1992                     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |             0 |
 |8.  1993                     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 |9.  1994                     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 |10. 1995                     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 |11. 1996                     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 -------------------------------------------------------------------------------------------------------------------------------

                                                               NONE

                                                             SECTION 2

 |---------------------------------------------------------------------------------------------|
 |             1               | INCURRED LOSSES AND EXPENSES REPORTED AT YEAR END             |
 |                             |                   ($000 OMITTED)                              |
 |                             | --------------------------------------------------------------|
 |       Year in Which         |       8       |       9       |      10       |      11       |
 |       Policies Were         |               |               |               |               |
 |           Issued            |     1993      |     1994      |     1995      |     1996      |
 |-----------------------------|---------------|---------------|---------------|---------------|
                                                                                               |
 |Prior                        |             0 |             0 |             0 |               |
 |2.  1987                     |             0 |             0 |             0 |               |
 |3.  1988                     |             0 |             0 |             0 |               |
 |4.  1989                     |             0 |             0 |             0 |               |
 |5.  1990                     |             0 |             0 |             0 |               |
 |6.  1991                     |             0 |             0 |             0 |               |
 |7.  1992                     |             0 |             0 |             0 |               |
 |8.  1993                     |             0 |             0 |             0 |               |
 |9.  1994                     |     X X X     |             0 |             0 |               |
 |10. 1995                     |     X X X     |     X X X     |             0 |               |
 |11. 1996                     |     X X X     |     X X X     |     X X X     |               |
 -----------------------------------------------------------------------------------------------

                                                               NONE

                                                             SECTION 3

 |------------------------------------------------------------------------------------------------------------------------------|
 |             1                |BULK AND INCURRED BUT NOT REPORTED RESERVES FOR LOSSES AND ALLOCATED EXPENSES AT YEAR END      |
 |                              |                                      ($000 OMITTED)                                           |
---------------------------- ----------------------------------------------------------------------------------------------------
 |       Year in Which          |       2       |       3       |       4       |       5       |       6       |       7       |
 |       Policies Were          |               |               |               |               |               |               |
 |           Issued             |     1987      |     1988      |     1989      |     1990      |     1991      |     1992      |
 |-------------------------- ---|---------------|---------------|---------------|---------------|---------------|---------------|
                                                                                                                                |
 | 1. Prior                     |             0 |             0 |             0 |             0 |             0 |             0 |
 | 2. 1987                      |             0 |             0 |             0 |             0 |             0 |             0 |
 | 3. 1988                      |     X X X     |             0 |             0 |             0 |             0 |             0 |
 | 4. 1989                      |     X X X     |     X X X     |             0 |             0 |             0 |             0 |
 | 5. 1990                      |     X X X     |     X X X     |     X X X     |             0 |             0 |             0 |
 | 6. 1991                      |     X X X     |     X X X     |     X X X     |     X X X     |             0 |             0 |
 | 7. 1992                      |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |             0 |
 | 8. 1993                      |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 | 9. 1994                      |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 |10. 1995                      |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
 |11. 1996                      |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |     X X X     |
---------------------------------------------------------------------------------------------------------------------------------

                                                               NONE

                                                             SECTION 3

|------------------------------------------------------------------------------------------|
|            1            |BULK AND INCURRED BUT NOT REPORTED RESERVES FOR LOSSES          |
|                         |   AND ALLOCTED EXPENSES AT YEAR END ($000 OMITTED)             |
|-------------------------| -------------------------------|-------------------------------|
|      Year in Which      |        8       |       9       |      10       |      11       |
|      Policies Were      |                |               |               |               |
|          Issued         |     1993       |     1994      |     1995      |     1996      |
--------------------------| ---------------|---------------|---------------|---------------|
|                                                                                          |
|1.  Prior                 |              0 |             0 |             0 |              |
|2.  1987                  |              0 |             0 |             0 |              |
|3.  1988                  |              0 |             0 |             0 |              |
|4.  1989                  |              0 |             0 |             0 |              |
|5.  1990                  |              0 |             0 |             0 |              |
|6.  1991                  |              0 |             0 |             0 |              |
|7.  1992                  |              0 |             0 |             0 |              |
|8.  1993                  |              0 |             0 |             0 |              |
|9.  1994                  |      X X X     |             0 |             0 |              |
|10. 1995                  |      X X X     |     X X X     |             0 |              |
|11. 1996                  |      X X X     |     X X X     |     X X X     |              |
---------------------------------------------------------------------------------------------

                                                               NONE

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

      SCHEDULE P - PART 7A - PRIMARY LOSS SENSITIVE CONTRACTS (Continued)

                                                             SECTION 4
---------------------------------------------------------------------------------------------------------------------
|      1      |                        NET EARNED PREMIUMS REPORTED AT YEAR END ($000 OMITTED)                      |
|             |-----------------------------------------------------------------------------------------------------|
|    Years    |      2      |      3      |      4      |      5       |       6      |      7       |      8       |
|   in Which  |             |             |             |              |              |              |              |
|Policies Were|             |             |             |              |              |              |              |
|   Issued    |    1987     |    1988     |    1989     |     1990     |     1991     |    1992      |    1993      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|  1. Prior   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|  2. 1987    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|  3. 1988    |    X X X    |           0 |           0 |            0 |            0 |            0 |            0 |
|  4. 1989    |    X X X    |    X X X    |           0 |            0 |            0 |            0 |            0 |
|  5. 1990    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
|  6. 1991    |    X X X    |    X X X    |    X X X    |    X X X     |            0 |            0 |            0 |
|  7. 1992    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |            0 |            0 |
|  8. 1993    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------------------------------

                         SECTION 4
-------------------------------------------------------------
|      1       |                                            |
|              |--------------------------------------------|
|    Years     |      9       |     10       |     11       |
|   in Which   |              |              |              |
|Policies Were |              |              |              |
|   Issued     |    1994      |    1995      |    1996      |
|--------------|--------------|--------------|--------------|
|  1. Prior    |            0 |            0 |              |
|  2. 1987     |            0 |            0 |              |
|  3. 1988     |            0 |            0 |              |
|  4. 1989     |            0 |            0 |              |
|  5. 1990     |            0 |            0 |              |
|  6. 1991     |            0 |            0 |              |
|  7. 1992     |            0 |            0 |              |
|  8. 1993     |            0 |            0 |              |
|  9. 1994     |            0 |            0 |              |
| 10. 1995     |     X X X    |            0 |              |
| 11. 1996     |     X X X    |    X X X     |              |
------------------------------------------------------------
                          [NONE]

                                                             SECTION 5
---------------------------------------------------------------------------------------------------------------------
|      1      |  NET RESERVE FOR PREMIUM ADJUSTMENTS AND ACCRUED RETROSPECTIVE PREMIUMS AT YEAR END ($000 OMITTED)  |
|             |-----------------------------------------------------------------------------------------------------|
|    Years    |      2      |      3      |      4      |      5       |       6      |      7       |      8       |
|   in Which  |             |             |             |              |              |              |              |
|Policies Were|             |             |             |              |              |              |              |
|   Issued    |    1987     |    1988     |    1989     |     1990     |     1991     |    1992      |    1993      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|
|  1. Prior   |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|  2. 1987    |           0 |           0 |           0 |            0 |            0 |            0 |            0 |
|  3. 1988    |    X X X    |           0 |           0 |            0 |            0 |            0 |            0 |
|  4. 1989    |    X X X    |    X X X    |           0 |            0 |            0 |            0 |            0 |
|  5. 1990    |    X X X    |    X X X    |    X X X    |            0 |            0 |            0 |            0 |
|  6. 1991    |    X X X    |    X X X    |    X X X    |    X X X     |            0 |            0 |            0 |
|  7. 1992    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |            0 |            0 |
|  8. 1993    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |            0 |
|  9. 1994    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |    X X X     |
| 10. 1995    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |    X X X     |
| 11. 1996    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |    X X X     |
---------------------------------------------------------------------------------------------------------------------

                         SECTION 5
-------------------------------------------------------------
|      1       |                                            |
|              |--------------------------------------------|
|    Years     |      9       |     10       |     11       |
|   in Which   |              |              |              |
|Policies Were |              |              |              |
|   Issued     |    1994      |    1995      |    1996      |
|--------------|--------------|--------------|--------------|
|  1. Prior    |            0 |            0 |              |
|  2. 1987     |            0 |            0 |              |
|  3. 1988     |            0 |            0 |              |
|  4. 1989     |            0 |            0 |              |
|  5. 1990     |            0 |            0 |              |
|  6. 1991     |            0 |            0 |              |
|  7. 1992     |            0 |            0 |              |
|  8. 1993     |            0 |            0 |              |
|  9. 1994     |            0 |            0 |              |
| 10. 1995     |     X X X    |            0 |              |
| 11. 1996     |     X X X    |    X X X     |              |
------------------------------------------------------------
                          [NONE]

                                      130

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES



          SCHEDULE P - PART 7B - REINSURANCE LOSS SENSITIVE CONTRACTS

                                ($000 OMITTED)

                                   SECTION 1

|-----------------------------------------------------------------------------------------------------------------------------
|                                                                                            |       2       |       3       |
|                                                                                            |               |  Net Losses   |
|                                                                                            |   Total Net   | and Expenses  |
|                                       Schedule P - Part 1                                  |  Losses and   |   Unpaid on   |
|                                                                                            |   Expenses    |Loss Sensitive |
|                                                                                            |    Unpaid     |   Contracts   |
|--------------------------------------------------------------------------------------------|---------------|---------------|
                                                                                                                             |
| 1. Homeowners/Farmowners                                                                   |             0 |               |
| 2. Private Passenger Auto Liability/Medical                                                |             0 |               |
| 3. Commercial Auto/Truck Liability/Medical                                                 |             0 |               |
| 4. Workers' Compensation                                                                   |             0 |               |
| 5. Commercial Multiple Peril                                                               |             0 |               |
| 6. Medical Malpractice - Occurrence                                                        |         9,022 |               |
| 7. Medical Malpractice - Claims-made                                                       |        49,907 |               |
| 8. Special Liability                                                                       |             0 |               |
| 9. Other Liability - Occurrence                                                            |             0 |               |
|10. Other Liability - Claims-made                                                           |             0 |               |
|11. Special Property                                                                        |             0 |               |
|12. Auto Physical Damage                                                                    |             0 |               |
|13. Fidelity/Surety                                                                         |             0 |               |
|14. Other                                                                                   |             0 |               |
|15. International                                                                           |             0 |               |
|16. Reinsurance A                                                                           |             0 |               |
|17. Reinsurance B                                                                           |             0 |               |
|18. Reinsurance C                                                                           |             0 |               |
|19. Reinsurance D                                                                           |             0 |               |
|20. Products Liability - Occurrence                                                         |             0 |               |
|21. Products Liability - Claims-made                                                        |             0 |               |
|22. Financial Guaranty/Mortgage Guaranty                                                    |             0 |               |
|--------------------------------------------------------------------------------------------|---------------|---------------|
|23. Totals                                                                                  |        58,929 |             0 |
------------------------------------------------------------------------------------------------------------------------------

|-----------------------------------------------------------------------------------------------------------------------------
|                                                                                            |       4       |       5       |
|                                                                                            |               |               |
|                                                                                            |Loss Sensitive |   Total Net   |
|                                       Schedule P - Part 1                                  | as Percentage |   Premiums    |
|                                                                                            |   of Total    |    Written    |
|                                                                                            |               |               |
|--------------------------------------------------------------------------------------------|---------------|---------------|
                                                                                                                             |
| 1. Homeowners/Farmowners                                                                   |           0.0 |             0 |
| 2. Private Passenger Auto Liability/Medical                                                |           0.0 |             0 |
| 3. Commercial Auto/Truck Liability/Medical                                                 |           0.0 |             0 |
| 4. Workers' Compensation                                                                   |           0.0 |             0 |
| 5. Commercial Multiple Peril                                                               |           0.0 |             0 |
| 6. Medical Malpractice - Occurrence                                                        |           0.0 |           481 |
| 7. Medical Malpractice - Claims-made                                                       |           0.0 |        11,838 |
| 8. Special Liability                                                                       |           0.0 |             0 |
| 9. Other Liability - Occurrence                                                            |           0.0 |             0 |
|10. Other Liability - Claims-made                                                           |           0.0 |             0 |
|11. Special Property                                                                        |           0.0 |             0 |
|12. Auto Physical Damage                                                                    |           0.0 |             0 |
|13. Fidelity/Surety                                                                         |           0.0 |             0 |
|14. Other                                                                                   |           0.0 |             0 |
|15. International                                                                           |           0.0 |             0 |
|16. Reinsurance A                                                                           |           0.0 |             0 |
|17. Reinsurance B                                                                           |           0.0 |             0 |
|18. Reinsurance C                                                                           |           0.0 |             0 |
|19. Reinsurance D                                                                           |           0.0 |     X X X     |
|20. Products Liability - Occurrence                                                         |           0.0 |             0 |
|21. Products Liability - Claims-made                                                        |           0.0 |             0 |
|22. Financial Guaranty/Mortgage Guaranty                                                    |           0.0 |             0 |
|--------------------------------------------------------------------------------------------|---------------|---------------|
|23. Totals                                                                                  |           0.0 |        12,319 |
------------------------------------------------------------------------------------------------------------------------------

|-----------------------------------------------------------------------------------------------------------------------------
|                                                                                            |       6       |       7       |
|                                                                                            |               |               |
|                                                                                            | Net Premiums  |Loss Sensitive |
|                                       Schedule P - Part 1                                  |  Written on   | as Percentage |
|                                                                                            |Loss Sensitive |   of Total    |
|                                                                                            |   Contracts   |               |
|--------------------------------------------------------------------------------------------|---------------|---------------|
                                                                                                                             |
| 1. Homeowners/Farmowners                                                                   |               |           0.0 |
| 2. Private Passenger Auto Liability/Medical                                                |               |           0.0 |
| 3. Commercial Auto/Truck Liability/Medical                                                 |               |           0.0 |
| 4. Workers' Compensation                                                                   |               |           0.0 |
| 5. Commercial Multiple Peril                                                               |               |           0.0 |
| 6. Medical Malpractice - Occurrence                                                        |               |           0.0 |
| 7. Medical Malpractice - Claims-made                                                       |               |           0.0 |
| 8. Special Liability                                                                       |               |           0.0 |
| 9. Other Liability - Occurrence                                                            |               |           0.0 |
|10. Other Liability - Claims-made                                                           |               |           0.0 |
|11. Special Property                                                                        |               |           0.0 |
|12. Auto Physical Damage                                                                    |               |           0.0 |
|13. Fidelity/Surety                                                                         |               |           0.0 |
|14. Other                                                                                   |               |           0.0 |
|15. International                                                                           |               |           0.0 |
|16. Reinsurance A                                                                           |               |           0.0 |
|17. Reinsurance B                                                                           |               |           0.0 |
|18. Reinsurance C                                                                           |               |           0.0 |
|19. Reinsurance D                                                                           |     X X X     |     X X X     |
|20. Products Liability - Occurrence                                                         |               |           0.0 |
|21. Products Liability - Claims-made                                                        |               |           0.0 |
|22. Financial Guaranty/Mortgage Guaranty                                                    |               |           0.0 |
|--------------------------------------------------------------------------------------------|---------------|---------------|
|23. Totals                                                                                  |             0 |           0.0 |
------------------------------------------------------------------------------------------------------------------------------

                                     NONE


                                   SECTION 2

---------------------------------------------------------------------------------------------------------------------------
|         1         |              INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END ($000 OMITTED)             |
|                   |-----------------------------------------------------------------------------------------------------|
|   Years in Which  |       2        |       3        |       4        |       5        |       6        |       7        |
|    Policies Were  |                |                |                |                |                |                |
|      Issued       |      1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|-------------------|----------------|----------------|----------------|----------------|----------------|----------------|
                                                                                                                          |
|  1.   Prior       |              0 |              0 |              0 |              0 |              0 |              0 |
|  2.   1987        |              0 |              0 |              0 |              0 |              0 |              0 |
|  3.   1988        |     X X X      |              0 |              0 |              0 |              0 |              0 |
|  4.   1989        |     X X X      |     X X X      |              0 |              0 |              0 |              0 |
|  5.   1990        |     X X X      |     X X X      |     X X X      |              0 |              0 |              0 |
|  6.   1991        |     X X X      |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7.   1992        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8.   1993        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9.   1994        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10.   1995        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11.   1996        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|         1         |                                                                   |
|                   |-------------------------------------------------------------------|
|   Years in Which  |       8        |       9        |       10       |       11       |
|    Policies Were  |                |                |                |                |
|      Issued       |      1993      |      1994      |      1995      |      1996      |
|-------------------|----------------|----------------|----------------|----------------|
                                                                                        |
|  1.   Prior       |              0 |              0 |              0 |                |
|  2.   1987        |              0 |              0 |              0 |                |
|  3.   1988        |              0 |              0 |              0 |                |
|  4.   1989        |              0 |              0 |              0 |                |
|  5.   1990        |              0 |              0 |              0 |                |
|  6.   1991        |              0 |              0 |              0 |                |
|  7.   1992        |              0 |              0 |              0 |                |
|  8.   1993        |              0 |              0 |              0 |                |
|  9.   1994        |     X X X      |              0 |              0 |                |
| 10.   1995        |     X X X      |     X X X      |              0 |                |
| 11.   1996        |     X X X      |     X X X      |     X X X      |                |
-----------------------------------------------------------------------------------------

                                     NONE

                                   SECTION 3

---------------------------------------------------------------------------------------------------------------------------------
|         1         |  BULK AND INCURRED BUT NOT REPORTED RESERVES FOR LOSSES AND ALLOCATED EXPENSES AT YEAR END ($000 OMMITTED)|
|                   |-----------------------------------------------------------------------------------------------------------|
|   Years in Which  |       2        |       3        |       4        |       5        |       6        |       7              |
|    Policies Were  |                |                |                |                |                |                      |
|      Issued       |      1987      |      1988      |      1989      |      1990      |      1991      |      1992            |
|-------------------|----------------|----------------|----------------|----------------|----------------|----------------------|
                                                                                                                                |
|  1.   Prior       |              0 |              0 |              0 |              0 |              0 |                    0 |
|  2.   1987        |              0 |              0 |              0 |              0 |              0 |                    0 |
|  3.   1988        |     X X X      |              0 |              0 |              0 |              0 |                    0 |
|  4.   1989        |     X X X      |     X X X      |              0 |              0 |              0 |                    0 |
|  5.   1990        |     X X X      |     X X X      |     X X X      |              0 |              0 |                    0 |
|  6.   1991        |     X X X      |     X X X      |     X X X      |     X X X      |              0 |                    0 |
|  7.   1992        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |                    0 |
|  8.   1993        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |           X X X      |
|  9.   1994        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |           X X X      |
| 10.   1995        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |           X X X      |
| 11.   1996        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |           X X X      |
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|         1         |                                                                   |
|                   |-------------------------------------------------------------------|
|   Years in Which  |       8        |       9        |       10       |       11       |
|    Policies Were  |                |                |                |                |
|      Issued       |      1993      |      1994      |      1995      |      1996      |
|-------------------|----------------|----------------|----------------|----------------|
                                                                                        |
|  1.   Prior       |              0 |              0 |              0 |                |
|  2.   1987        |              0 |              0 |              0 |                |
|  3.   1988        |              0 |              0 |              0 |                |
|  4.   1989        |              0 |              0 |              0 |                |
|  5.   1990        |              0 |              0 |              0 |                |
|  6.   1991        |              0 |              0 |              0 |                |
|  7.   1992        |              0 |              0 |              0 |                |
|  8.   1993        |              0 |              0 |              0 |                |
|  9.   1994        |     X X X      |              0 |              0 |                |
| 10.   1995        |     X X X      |     X X X      |              0 |                |
| 11.   1996        |     X X X      |     X X X      |     X X X      |                |
-----------------------------------------------------------------------------------------

                                     NONE

 Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

    SCHEDULE P - PART 7B - REINSURANCE LOSS SENSITIVE CONTRACTS (Continued)

                                   SECTION 4

---------------------------------------------------------------------------------------------------------------------------
|         1         |                       NET EARNED PREMIUMS REPORTED AT YEAR END ($000 OMITTED)                       |
|                   |-----------------------------------------------------------------------------------------------------|
|   Years in Which  |       2        |       3        |       4        |       5        |       6        |       7        |
|    Policies Were  |                |                |                |                |                |                |
|      Issued       |      1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|-------------------|----------------|----------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |              0 |              0 |              0 |
|  2.   1987        |              0 |              0 |              0 |              0 |              0 |              0 |
|  3.   1988        |     X X X      |              0 |              0 |              0 |              0 |              0 |
|  4.   1989        |     X X X      |     X X X      |              0 |              0 |              0 |              0 |
|  5.   1990        |     X X X      |     X X X      |     X X X      |              0 |              0 |              0 |
|  6.   1991        |     X X X      |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7.   1992        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8.   1993        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9.   1994        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10.   1995        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11.   1996        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|         1         |                                                                   |
|                   |-------------------------------------------------------------------|
|   Years in Which  |       8        |       9        |       10       |       11       |
|    Policies Were  |                |                |                |                |
|      Issued       |      1993      |      1994      |      1995      |      1996      |
|-------------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |                |
|  2.   1987        |              0 |              0 |              0 |                |
|  3.   1988        |              0 |              0 |              0 |                |
|  4.   1989        |              0 |              0 |              0 |                |
|  5.   1990        |              0 |              0 |              0 |                |
|  6.   1991        |              0 |              0 |              0 |                |
|  7.   1992        |              0 |              0 |              0 |                |
|  8.   1993        |              0 |              0 |              0 |                |
|  9.   1994        |     X X X      |              0 |              0 |                |
| 10.   1995        |     X X X      |     X X X      |              0 |                |
| 11.   1996        |     X X X      |     X X X      |     X X X      |                |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 5

---------------------------------------------------------------------------------------------------------------------------
|         1         |  NET RESERVE FOR PREMIUM ADJUSTMENTS AND ACCRUED RETROSPECTIVE PREMIUMS AT YEAR END ($000 OMITTED)  |
|                   |-----------------------------------------------------------------------------------------------------|
|   Years in Which  |       2        |       3        |       4        |       5        |       6        |       7        |
|    Policies Were  |                |                |                |                |                |                |
|      Issued       |      1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|-------------------|----------------|----------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |              0 |              0 |              0 |
|  2.   1987        |              0 |              0 |              0 |              0 |              0 |              0 |
|  3.   1988        |     X X X      |              0 |              0 |              0 |              0 |              0 |
|  4.   1989        |     X X X      |     X X X      |              0 |              0 |              0 |              0 |
|  5.   1990        |     X X X      |     X X X      |     X X X      |              0 |              0 |              0 |
|  6.   1991        |     X X X      |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7.   1992        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8.   1993        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9.   1994        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10.   1995        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11.   1996        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|         1         |                                                                   |
|                   |-------------------------------------------------------------------|
|   Years in Which  |       8        |       9        |       10       |       11       |
|    Policies Were  |                |                |                |                |
|      Issued       |      1993      |      1994      |      1995      |      1996      |
|-------------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |                |
|  2.   1987        |              0 |              0 |              0 |                |
|  3.   1988        |              0 |              0 |              0 |                |
|  4.   1989        |              0 |              0 |              0 |                |
|  5.   1990        |              0 |              0 |              0 |                |
|  6.   1991        |              0 |              0 |              0 |                |
|  7.   1992        |              0 |              0 |              0 |                |
|  8.   1993        |              0 |              0 |              0 |                |
|  9.   1994        |     X X X      |              0 |              0 |                |
| 10.   1995        |     X X X      |     X X X      |              0 |                |
| 11.   1996        |     X X X      |     X X X      |     X X X      |                |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 6

---------------------------------------------------------------------------------------------------------------------------
|         1         |                 INCURRED ADJUSTABLE COMMISSIONS REPORTED AT YEAR END ($000 OMITTED)                 |
|                   |-----------------------------------------------------------------------------------------------------|
|   Years in Which  |       2        |       3        |       4        |       5        |       6        |       7        |
|    Policies Were  |                |                |                |                |                |                |
|      Issued       |      1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|-------------------|----------------|----------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |              0 |              0 |              0 |
|  2.   1987        |              0 |              0 |              0 |              0 |              0 |              0 |
|  3.   1988        |     X X X      |              0 |              0 |              0 |              0 |              0 |
|  4.   1989        |     X X X      |     X X X      |              0 |              0 |              0 |              0 |
|  5.   1990        |     X X X      |     X X X      |     X X X      |              0 |              0 |              0 |
|  6.   1991        |     X X X      |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7.   1992        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8.   1993        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9.   1994        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10.   1995        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11.   1996        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|         1         |                                                                   |
|                   |-------------------------------------------------------------------|
|   Years in Which  |       8        |       9        |       10       |       11       |
|    Policies Were  |                |                |                |                |
|      Issued       |      1993      |      1994      |      1995      |      1996      |
|-------------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |                |
|  2.   1987        |              0 |              0 |              0 |                |
|  3.   1988        |              0 |              0 |              0 |                |
|  4.   1989        |              0 |              0 |              0 |                |
|  5.   1990        |              0 |              0 |              0 |                |
|  6.   1991        |              0 |              0 |              0 |                |
|  7.   1992        |              0 |              0 |              0 |                |
|  8.   1993        |              0 |              0 |              0 |                |
|  9.   1994        |     X X X      |              0 |              0 |                |
| 10.   1995        |     X X X      |     X X X      |              0 |                |
| 11.   1996        |     X X X      |     X X X      |     X X X      |                |
-----------------------------------------------------------------------------------------
                                        [NONE]

                                   SECTION 7

---------------------------------------------------------------------------------------------------------------------------
|         1         |                    RESERVES FOR COMMISSION ADJUSTMENTS AT YEAR END ($000 OMITTED)                   |
|                   |-----------------------------------------------------------------------------------------------------|
|   Years in Which  |       2        |       3        |       4        |       5        |       6        |       7        |
|    Policies Were  |                |                |                |                |                |                |
|      Issued       |      1987      |      1988      |      1989      |      1990      |      1991      |      1992      |
|-------------------|----------------|----------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |              0 |              0 |              0 |
|  2.   1987        |              0 |              0 |              0 |              0 |              0 |              0 |
|  3.   1988        |     X X X      |              0 |              0 |              0 |              0 |              0 |
|  4.   1989        |     X X X      |     X X X      |              0 |              0 |              0 |              0 |
|  5.   1990        |     X X X      |     X X X      |     X X X      |              0 |              0 |              0 |
|  6.   1991        |     X X X      |     X X X      |     X X X      |     X X X      |              0 |              0 |
|  7.   1992        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |              0 |
|  8.   1993        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
|  9.   1994        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 10.   1995        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
| 11.   1996        |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |     X X X      |
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
|         1         |                                                                   |
|                   |-------------------------------------------------------------------|
|   Years in Which  |       8        |       9        |       10       |       11       |
|    Policies Were  |                |                |                |                |
|      Issued       |      1993      |      1994      |      1995      |      1996      |
|-------------------|----------------|----------------|----------------|----------------|
|  1.   Prior       |              0 |              0 |              0 |                |
|  2.   1987        |              0 |              0 |              0 |                |
|  3.   1988        |              0 |              0 |              0 |                |
|  4.   1989        |              0 |              0 |              0 |                |
|  5.   1990        |              0 |              0 |              0 |                |
|  6.   1991        |              0 |              0 |              0 |                |
|  7.   1992        |              0 |              0 |              0 |                |
|  8.   1993        |              0 |              0 |              0 |                |
|  9.   1994        |     X X X      |              0 |              0 |                |
| 10.   1995        |     X X X      |     X X X      |              0 |                |
| 11.   1996        |     X X X      |     X X X      |     X X X      |                |
-----------------------------------------------------------------------------------------
                                        [NONE]

Form 2

     ANNUAL STATEMENT FOR THE YEAR 1996 OF THE MEDICAL DEFENSE ASSOCIATES

                          SCHEDULE P INTERROGATORIES
--------------------------------------------------------------------------------
1. Computation of excess statutory reserves over statement reserves.

   a. Auto Liability (private passenger and commercial)

        1996  $0 ( 60.0%)     1995  $0 ( 60.0%)     1994  $0 ( 60.0%)
             ------------          ------------          ------------
                                                                Total         $0
                                                                           -----

   b. Other Liability and Products Liability

        1996  $0 ( 60.0%)     1995  $0 ( 60.0%)     1994  $0 ( 60.0%)
             ------------          ------------          ------------
                                                                Total         $0
                                                                           -----
   c. Medical Malpractice

        1996  $0 ( 60.0%)     1995  $0 ( 60.0%)     1994  $0 ( 60.0%)
             ------------          ------------          ------------
                                                                Total         $0
                                                                           -----
   d. Workers' Compensation

        1996  $0 ( 65.0%)     1995  $0 ( 65.0%)     1994  $0 ( 65.0%)
             ------------          ------------          ------------
                                                                Total         $0
                                                                           -----

   e. Credit                                                    Total         $0
                                                                           -----

   f. All Lines Total (Report here and Page 3)                  Total         $0
                                                                           -----

2. What is the extended loss and expense reserve--direct and assumed--for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability line on page 3. Show the full reserve amount, not just the change during the current year.

       ------------------------------------------------------------------------
       |  Year in which premiums  |       1       |      2      |     3       |
       |  were earned and losses  |    Medical    |    Other    |  Products   |
       |       were incurred      |  Malpractice  |  Liability  |  Liability  |
       |----------------------------------------------------------------------|
       | a. 1987                  |               |             |             |
       | b. 1988                  |               |             |             |
       | c. 1989                  |               |             |             |
       | d. 1990                  |               |             |             |
       | e. 1991                  |               |             |             |
       | f. 1992                  |               |             |             |
       | g. 1993                  |               |             |             |
       | h. 1994                  |               |             |             |
       | i. 1995                  |               |             |             |
       | j. 1996                  |     1,000,000 |             |             |
       |----------------------------------------------------------------------|
       | k. Totals                |     1,000,000 |           0 |           0 |
       ------------------------------------------------------------------------

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this statement?
                                                Answer:    Yes [ X ]    No [   ]

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported in this Statement?
                                                Answer:    Yes [ X ]    No [   ]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such discounts on page 11?
                                                Answer:    Yes [ X ]    No [   ]

   If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P--Part 1, Columns 31 and 32.

   Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

   Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6. What were the net premiums in force at the end of the year for:
   (in thousands of dollars)

                                                         a. Fidelity          $0

                                                         b. Surety            $0

7. Claim count information is reported (check one)       a. per claim        X
   If not the same in all years, explain in Question 8.                    -----
                                                         b. per claimant
                                                                           -----

8. The Information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are they any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses? (An extended statement may be attached.) During 1995 the Company began the process of phasing out its non-tabular discount included in the Company's 1994 annual statement is being phased out over five years by reducing the discount shown, as of December 31, 1994, by 20% each year for all accident years 1994 and prior. This discounting phase out plan has been approved by the Missouri Department of Insurance. ...........................
   .............................................................................
   .............................................................................
   .............................................................................
   .............................................................................

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